UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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    Angel Oak Financial Strategies Income Term Trust

(Name of Registrant as Specified In Its Charter)

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ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

Dear Shareholder:	April 28, 2020

A special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust, is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on May 27, 2020, at 10:00 a.m. Eastern Time, to vote on each of the proposals below (the “Proposals”):

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Vivaldi Opportunities Fund, another closed-end fund, with and into the Fund

Proposal 2: To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021

The Proposals are each described in more detail in the enclosed Proxy Statement. We encourage you to review this information carefully.

After careful consideration, the Board of Trustees of the Fund recommends that you vote “FOR” each of the Proposals.

The enclosed materials explain each of the Proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Special Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be contacted by Okapi Partners LLC, a proxy solicitor, to vote your shares over the phone.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at angeloakcapital.com/fins and encourages you to check this website prior to the Special Meeting if you plan to attend.

As always, we appreciate your support.

Sincerely,

/s/ Dory S. Black

Dory S. Black, Esq.

President, Angel Oak Financial Strategies Income Term Trust

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2020

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust, is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on May 27, 2020, at 10:00 a.m. Eastern Time, to vote on each of the proposals below (the “Proposals”).

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Vivaldi Opportunities Fund, another closed-end fund, with and into the Fund

Proposal 2: To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021

Shareholders of record as of the close of business on April 6, 2020, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

Whether or not you are planning to attend the Special Meeting, please vote prior to 11:59 p.m. Eastern Time on May 26, 2020. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Secretary of the Fund stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Special Meeting and voting in person.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at angeloakcapital.com/fins and encourages you to check this website prior to the Special Meeting if you plan to attend.

By order of the Board of Trustees,

/s/ Lu Chang

Lu Chang

Secretary, Angel Oak Financial Strategies Income Term Trust

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on May 27, 2020:

The Proxy Statement, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.okapivote.com/angeloak.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement. You should read carefully the entire Proxy Statement because it contains details that are not in the Questions and Answers.

Overview:

Q:	Why is a shareholder meeting being held?

A:

With respect to Proposal 1, you are being asked to approve the issuance of additional common shares of beneficial interest (“common shares”) of the Fund in connection with the transfer of all of the assets of the Vivaldi Opportunities Fund (the “Acquired Fund”), a Maryland corporation, with and into the Fund in exchange solely for newly issued common shares of the Fund and the assumption by the Fund of the accrued and unpaid liabilities of the Acquired Fund and the distribution of the shares of the Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The purpose of this proposal is to enable the Fund to have a sufficient number of common shares to issue to the Acquired Fund to effect the Reorganization, which is expected to occur on or about June 5, 2020.

The Acquired Fund and the Fund (together, the “Funds”) are each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with different investment objectives, principal investment strategies and principal risks, among other differences. The Fund would be the accounting and performance survivor of the Reorganization. The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Separately, the shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”).

With respect to Proposal 2, you are being asked to ratify the selection of Cohen & Company, Ltd as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

Proposal 1:

Q:	Why is the vote of shareholders of the Fund being solicited in connection with the Reorganization?

A:

Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (the “NYSE”) (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

Q:	How will the Reorganization benefit the Fund and its shareholders?

A:

The Reorganization is expected to benefit the Fund’s shareholders in a number of important ways. First, the Reorganization is expected to provide greater opportunities to realize economies of scale by combining the Fund’s assets with the assets of the Acquired Fund resulting in a larger fund. If the Reorganization was consummated following the market close on March 31, 2020, the Reorganization would increase the Fund’s net assets by $68,088,086, an approximate 31.61% increase in the Fund’s net assets. As discussed in more detail below, the Fund’s total annual operating expenses (before any fee waivers/expense limitation arrangements) are estimated to decrease from 2.79% to 2.51% as a result of the Reorganization.

Moreover, the additional assets may increase the market profile of the Fund. A heightened market profile may lead to increased trading volume of the Fund’s shares, which may result in tighter bid-ask spreads and better trade execution for the Fund’s shares when purchasing or selling the Fund’s shares after the Reorganization.

The increase in net assets of the Fund following the Reorganization also may achieve certain operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade larger positions and additional sources of leverage (or more competitive leverage terms and more favorable transaction terms).

Q:	How will the fees and expenses of the Combined Fund compare to those of the Fund?

A:

The contractual advisory fee of the Fund is 1.35% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes, and will not change as a result of the Reorganization.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio of the Fund. The total annual operating expenses (before any fee waivers/expense limitation arrangements) for the Fund and pro forma for the Combined Fund are 2.79% and 2.51%, respectively. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

In addition, Angel Oak Capital Advisors, LLC (“Angel Oak”), the investment adviser of the Fund, has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses of the Combined Fund to 2.50% of the Combined Fund’s average daily net assets for two years after the Reorganization.

Q:	How will the Reorganization be effected?

A:

Assuming the Acquired Fund’s shareholders approve the Reorganization and the Fund’s shareholders approve the issuance of Fund common shares, the Acquired Fund will transfer all of its assets to the Fund in exchange for common shares of the Fund, and the assumption by the Fund of all the accrued and unpaid liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Articles of Incorporation and Bylaws and the 1940 Act.

If shareholders of the Acquired Fund approve the Reorganization Agreement and the Reorganization is completed, shareholders of the Acquired Fund will become shareholders of the Fund. Holders of shares of common stock of the Acquired Fund will receive newly issued common shares of the Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock of the Acquired Fund held by Acquired Fund shareholders immediately prior to the Reorganization (although shareholders will receive cash for fractional shares).

Shareholders of the Fund will remain shareholders of the Fund.

Q:	At what prices have shares of common stock of the Acquired Fund and common shares of the Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their net asset values. As of March 31, 2020, the Acquired Fund shares of common stock were trading at a 6.39% discount to its net asset value, and the Fund common shares were trading at an 8.56% discount to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. As of March 31, 2020, the net asset value per common share of the Fund was $18.70.

Please see “Share Price Data” in the Proxy Statement for additional information.

Q:	Will my rights and privileges as a shareholder change after the Reorganization?

A:

No. Your rights and privileges as a shareholder will not change in any substantial way as a result of the Reorganization. While voting dilution proportionate to the increase in assets would be likely to occur, shareholders of the Fund will not suffer any economic dilution as a result of the Reorganization.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Combined Fund expects to follow the same frequency of payments as each of the Fund and the Acquired Fund and make monthly distributions to shareholders. The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization so there is no gap in distribution payments.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be managed by Angel Oak, the Fund’s current investment adviser. Furthermore, the Fund’s current portfolio management team will continue to be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

It is anticipated that approximately 90% of the securities held by the Acquired Fund will be sold by the Acquired Fund shortly before the closing of the Reorganization. There are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

As of March 31, 2020, the Acquired Fund had a net short term unrealized loss of approximately $5,098,795 (approximately $0.89 per share) and a net long term unrealized loss of $2,842,570 (approximately $0.50 per share). It is currently estimated that the Acquired Fund will distribute no capital gains to the Acquired Fund shareholders as a result of the portfolio transitioning conducted in connection with the Reorganization. The Acquired Fund did not have any capital loss carryforwards as of December 31, 2019; therefore, capital loss carryforwards will have no tax impact on portfolio transitioning conducted by the Acquired Fund in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Special Meeting and the Reorganization?

A:

Angel Oak will bear expenses incurred in connection with the Special Meeting. Angel Oak and Vivaldi Asset Management, LLC (“Vivaldi”), the investment adviser to the Acquired Fund, will bear expenses incurred in connection with the Reorganization, as agreed to by those parties. The expenses of the Special Meeting and the Reorganization are estimated to be $16,610 and $520,000, respectively. Angel Oak and Vivaldi will bear expenses incurred in connection with the Reorganization, as agreed to by those parties, whether or not the Reorganization is consummated.

Q:	Is the Reorganization expected to be taxable to shareholders of the Fund?

A:	No. The Reorganization is not expected to be a taxable event for shareholders of the Fund.

Q:	What happens if the issuance of additional common shares by the Fund is not approved by the Fund shareholders?

A:

Completion of the Reorganization requires both the approval of the Reorganization Agreement by the Acquired Fund’s shareholders and approval of the issuance of Fund common shares by the Fund’s shareholders. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund or the issuance of the Fund’s common shares is not approved by shareholders of the Fund, the Reorganization will not be effected and the Fund’s common shares will not be issued.

Proposal 2:

Q:	Why are shareholders of the Fund being solicited to vote to ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm?

A:

At a meeting of the Board held on April 1-2, 2020, the Audit, Financial and Administrative Oversight Committee (“Audit Committee”) selected and recommended, and the Board, including a majority of the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), approved, the selection of Cohen & Company, Ltd. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2021. The shareholders of the Fund are being asked to ratify this selection. If the shareholders of the Fund fail to ratify the selection of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the year ending January 31, 2021, the Audit Committee and the Board will reconsider the continued retention of Cohen & Company, Ltd. Approval of this proposal and the proposal to issue additional common shares are not contingent on one another.

Other:

Q:	How does the Board of the Fund suggest that I vote?

A:	After careful consideration, the Board recommends that you vote “FOR” each proposal.

Q:	How do I vote my proxy?

A:

If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are shareholders of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote in person at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners LLC toll-free at 855-208-8903.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

v

PROXY STATEMENT

April 28, 2020

for the Special Meeting of Shareholders

to be held on May 27, 2020

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

This Proxy Statement is furnished to you as a common shareholder of the Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A special meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Fund is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC (“Angel Oak”), located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on May 27, 2020, at 10:00 a.m. Eastern Time, to vote on each of the proposals below (the “Proposals”):

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Vivaldi Opportunities Fund, another closed-end fund, with and into the Fund

Proposal 2: To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021

If you are unable to attend the Special Meeting, the Board of Trustees (the “Board”) of the Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 7, 2020.

Shareholders of record as of the close of business on April 6, 2020, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

Shareholders of the Fund are being asked to consider and vote on (i) the issuance of additional common shares of beneficial interest (“common shares”) of the Fund in connection with the reorganization of Vivaldi Opportunities Fund (the “Acquired Fund”), another closed-end management investment company registered under the 1940 Act, with and into the Fund (the “Reorganization”) and (ii) the ratification of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The shares of common stock of the Acquired Fund are listed on the NYSE under the ticker symbol “VAM.”

The Board of Trustees (“Board”) of the Fund believes that the Reorganization may benefit the Fund and its shareholders, including through potential economies of scale, improved secondary market trading and certain operating and administrative efficiencies.

After careful consideration, the Board recommends that you vote “FOR” each of the Proposals.

The Annual Report to shareholders of the Fund for the fiscal period ended January 31, 2020, and any more recent reports for the Fund filed after the date hereof, may be obtained without charge:

By Phone:	(855) 751-4324
By Mail:	Angel Oak Funds
c/o U.S. Bank Global Fund Services P.O. Box 701
Milwaukee, WI 53201-0701
By Internet:	www.angeloakcapital.com

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (“SEC”). You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement sets forth concisely the information that shareholders of the Fund should know before voting on the Proposals. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE FUND’S SHARES TO BE ISSUED IN THE REORGANIZATION OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1: TO APPROVE THE ISSUANCE OF ADDITIONAL COMMON SHARES OF BENEFICIAL INTEREST OF THE FUND IN CONNECTION WITH THE REORGANIZATION OF VIVALDI OPPORTUNITIES FUND, ANOTHER CLOSED-END FUND, WITH AND INTO THE FUND

General

The Board of the Fund and the Board of Directors of the Acquired Fund, including the trustees (or directors) who are not “interested persons” of the respective Fund (as defined in the 1940 Act) (the “Independent Trustees”), have approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”). For purposes of this Proxy Statement, the Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the Reorganization Agreement by the shareholders of the Acquired Fund and of the issuance of Fund common shares by the shareholders of the Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund;

•	the assumption by the Fund of the accrued and unpaid liabilities of the Acquired Fund;

•	the distribution of common shares of the Fund to the shareholders of the Acquired Fund (or cash in lieu of fractional shares); and

•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur on or about June 5, 2020.

The aggregate net asset value (not the market value) of Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund shares of common stock held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). The market value of the common shares of the Fund after the Reorganization may be more or less than the market value of either the shares of common stock of the Acquired Fund or the common shares of the Fund prior to the Reorganization.

It is anticipated that approximately 90% of the securities held by the Acquired Fund will be sold shortly before the closing of the Reorganization and reinvested after the closing in accordance with the investment strategies of the Fund. The transaction costs associated with these sales and purchases (including brokerage commissions, transaction charges and related fees) will be borne by the Acquired Fund or the Fund, depending on when each holding is sold. Approximately 90% of the assets being transferred from the Acquired Fund to the Fund will be cash, and the Fund will bear the transaction costs associated with investing the cash.

Background and Reasons for Proposal 1

The Board requests that, at the Special Meeting, shareholders of the Fund approve the issuance of additional common shares of the Fund in connection with the Reorganization. If the Reorganization was consummated following the market close on March 31, 2020, the Reorganization would increase the Fund’s net assets by $68,088,086, an approximate 31.61% increase in the Fund’s net assets. It is anticipated that the increased asset size of the Fund will provide opportunities for the Fund to realize greater economies of scale, which can lower annual Fund operating expenses. In addition, its larger size may increase the Fund’s market profile and provide greater secondary market liquidity for its shares, which may result in tighter bid-ask spreads and better trade execution when purchasing or selling the Fund’s shares. Additionally, with increased net assets the Fund may achieve certain operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade larger positions and additional sources of leverage.

Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

The Board considered the issuance of additional common shares in connection with the Reorganization initially at an in-person meeting held on December 3-4, 2019 and at a special telephonic Board meeting held on January 21, 2020, and then approved the Reorganization Agreement and final terms of the transaction through unanimous written consent on February 6, 2020. The Board also reconfirmed its findings at a special telephonic Board meeting held on March 25, 2020. As discussed in more detail below, in connection with the Reorganization, the Board also accepted the resignation of an interested trustee and approved an expense limitation agreement through unanimous written consent on April 27, 2020.

At its special telephonic Board meeting held on January 21, 2020, the Board, including a majority of the Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act, approved the issuance of additional common shares in connection with the Reorganization and the Reorganization Agreement. In approving the issuance of additional common shares in connection with the Reorganization and the Reorganization Agreement, the Board determined that (i) the issuance of additional common shares in connection with the Reorganization, rather than any other course of action, is in the best interest of the Fund and its shareholders; and (ii) the interests of the Fund’s shareholders will not be diluted as a result of the issuance of additional common shares in connection with the Reorganization.

In making this determination and as part of its further considerations of the Reorganization at its additional meetings and when approving the unanimous written consents, the Board considered a number of factors, including, but not limited to:

•

Any Change in the Fund’s Investment Objectives, Restrictions and Policies. The Board took into consideration that there will be no material changes to the investment objectives, strategies and risks, portfolio managers or fundamental investment policies of the Fund as a result of the Reorganization.

•

Any Fees or Expenses that will be Borne Directly or Indirectly by the Fund. The Board considered the estimated costs associated with the Reorganization, noting that Angel Oak and Vivaldi Asset Management, LLC (“Vivaldi”), the investment adviser to the Acquired Fund, have agreed to bear all of the direct costs and expenses, other than brokerage and other transaction costs (which are not expected to be significant for the Fund), to be incurred in connection with the Reorganization. The Board noted that that it is expected that approximately 90% of portfolio transitioning by the Acquired Fund will occur before the Reorganization and that Angel Oak has indicated that only a limited number of positions will need to be sold by the Fund after the Reorganization. The Board took into account that, because approximately 90% of the assets being reorganized from the Acquired Fund to the Fund will be cash, the Fund will bear any transaction costs associated with investing the cash into securities. However, the Board noted that those transactions costs, if any, would also exist if the Fund engaged in additional offerings of Fund shares.

•

Any Effect on Annual Fund Operating Expenses and Shareholder Fees and Services. The Board took into account that the Reorganization has the potential to improve economies of scale, which has the potential to lower the annual fund operating expenses. The Board noted that, because Angel Oak has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s total annual fund operating expenses to 0.25% of the Fund’s Managed Assets (the “Current Expense Limit”) through at least May 31, 2020 (the “Limitation Period”), Angel Oak would benefit from any reduction in the total operating expenses of the Fund while the Current Expense Limit is in place through the Limitation Period (or if the agreement is extended, until the limitation period for the extended agreement). However, the Board considered the fact that expenses relating to a merger or reorganization are excluded from the Current Expense Limit and, as a result, the benefit to Angel Oak is largely offset by the fact that Angel Oak is bearing all of the costs of the Reorganization. The Board also considered that Angel Oak has entered into an agreement with the Fund that provides that Angel Oak will waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses of the Combined Fund to 2.50% of the Combined Fund’s average daily net assets for two years after the Reorganization. As a result, the Board took into consideration that the Reorganization is not expected to negatively affect the annual fund operating expenses and shareholder fees and services of the Fund or impose an unfair burden on Acquired Fund shareholders.

•

Any Direct or Indirect Federal Income Tax Consequences to Existing Shareholders of the Fund. The Board noted that no material gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the Reorganization. The Board also considered that the Fund’s aggregate tax basis in the assets of the Acquired Fund acquired in the Reorganization is generally expected to be equal to the fair market value of the aggregate consideration paid by the Fund in exchange for such assets.

•

Potential Alternative to the Reorganization. The Board took into account that the Fund conducting additional offerings of Fund shares was a potential alternative to the Reorganization. The Board noted Angel Oak’s belief that the Reorganization would be a more efficient way to increase assets in the Fund from a cost and time perspective than the Fund conducting additional offerings of Fund shares.

•

Potential for Operating and Administrative Efficiencies. The Board considered Angel Oak’s belief that the increase in net assets of the Fund following the Reorganization may achieve certain operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade larger positions and additional sources of leverage (or more competitive leverage terms and more favorable transaction terms).

•

Potential for Improved Secondary Market Trading. The Board noted that, while it is not possible to predict future trading levels of the Fund’s shares after the proposed Reorganization, Angel Oak had stated that the increase in assets may provide greater secondary market liquidity for the Fund’s shares, which may result in tighter bid-ask spreads and better trade execution for the Fund’s shares when purchasing or selling the Fund’s shares after the Reorganization. In addition, the Board took into account that Angel Oak had stated that, if research analysts cover the Fund due to the increase in the net assets of the Fund after the Reorganization, there is the potential for further improved secondary market trading. The Board also considered the shareholder concentration in the Acquired Fund, including information relating to a controlling interest in the Acquired Fund beneficially owned directly or indirectly by Daniel Asher as set forth in regulatory filings made pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934, as amended, and whether any shareholders will have significant holdings in the Fund after the Reorganization and any effect those shareholders may have on the secondary market trading of the Fund. The Board noted that certain Acquired Fund shareholders are expected to have agreements with Angel Oak pursuant to which, after the Reorganization, such shareholders may not sell their shares of the Fund for a certain amount of time.

•

Potential Effects of the Reorganization on the Fund’s Premium/Discount to the Fund’s Net Asset Value. The Board took into account that the Reorganization would be at the Acquired Fund’s and Fund’s relative net asset values (“NAVs”), rather than at the relative market prices that the Acquired Fund and Fund trade on the NYSE. As a result, the Board noted that, to the extent the shares of the Acquired Fund are trading at a wider discount or narrower premium than the Fund, the shareholders of the Acquired Fund would have the potential for an economic benefit due to the narrowing of the discount or widening of the premium. The Board considered that, notwithstanding this potential benefit to the Acquired Fund’s shareholders, the Fund shareholders would only be negatively affected from a premium/discount perspective to the extent that the discount (or premium) of the Fund’s shares degrades after the Reorganization and there is no assurance that, after the Reorganization, the market value of the Fund’s shares will trade at a wider discount to NAV or narrower premium to NAV than the shares traded before the Reorganization.

•

Arrangements between Angel Oak and Vivaldi. The Board took into account the terms of the agreement between Angel Oak and Vivaldi pursuant to which Angel Oak would purchase and acquire from Vivaldi (i) certain files, documents, data, operating systems, business books and records of Vivaldi and its subsidiaries to the extent relating to the investment advisory business conducted prior to the closing of the Reorganization by Vivaldi solely with respect to the Acquired Fund; (ii) all advertising, sales, marketing and promotional materials and literature used by Vivaldi and its subsidiaries in connection with the offering and sale of the Acquired Fund; and (iii) all goodwill associated with the investment advisory business conducted prior to the closing of the Reorganization by Vivaldi solely with respect to the Acquired Fund. The Board considered that, in order to be able to satisfy the conditions of the safe harbor provision of Section 15(f) of the 1940 Act, discussed below, Samuel R. Dunlap, III resigned from his position as a trustee of the Board so that at least 75% of the Board would be comprised of independent trustees.

•	Accounting and Performance Survivor. The Board noted that the Fund will be the accounting and performance survivor of the Reorganization.

The Board’s determination to approve the Reorganization Agreement and the issuance of common shares was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.

Board Recommendation

The Board recommends that shareholders of the Fund vote “FOR” Proposal 1.

Vote Required for Proposal 1

Proposal 1 will require the affirmative vote of a majority of the votes cast by shareholders (i.e., for Proposal 1 to pass, the number of shares voted “FOR” must exceed the number of shares voted “AGAINST”). For additional information regarding voting requirements, see “Voting Information and Requirements.”

Information about the Reorganization

Pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Fund and the Fund will assume all of the Acquired Fund’s accrued and unpaid liabilities and obligations in exchange solely for newly issued common shares of the Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding shares of common stock immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Fund common shares corresponding to his or her proportionate interest in the shares of common stock of the Acquired Fund (with cash in lieu of fractional shares). The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Fund on or about June 5, 2020 immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Maryland law.

The distribution of Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Fund common shares. Each newly-opened account on the books of the Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Fund common shares due to such shareholder.

As a result of the Reorganization, each shareholder of the Acquired Fund will own Fund common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s shares of Acquired Fund common stock immediately prior to the Closing Date (with cash in lieu of fractional shares). Since the Fund common shares will be issued at net asset value in exchange for the common shares of the Acquired Fund having a value equal to the aggregate net asset value of those Fund common shares, the net asset value per share of Fund common shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of Fund common shares or dilution of the net asset value of Acquired Fund common shares. However, as a result of the Reorganization, a shareholder of the Fund will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Fund prior to the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement.

Valuation of Common Shares

The net asset value per Fund Share shall be computed as of the time at which the Acquired Fund and the Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Fund adopted by the Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

All computations of value with respect to both the Acquired Fund and the Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Fund, in accordance with the Fund’s valuation procedures to the extent it is consistent with the valuation procedures of the Acquired Fund. In the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

Calculation of Number of Fund Shares

As of the Effective Time, each share of Acquired Fund common stock outstanding immediately prior to the Effective Time shall be converted into Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per common share of the Fund. No fractional common shares of the Fund will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund shareholders would be entitled to receive fractional common shares of the Fund, the Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares of the Fund, the Fund’s transfer agent will act directly on behalf of the Acquired Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by shareholders of the Acquired Fund of the Reorganization, pursuant to a separate proxy statement, (b) approval by shareholders of the Fund of the issuance of additional Fund common shares under Proposal 1, and (c) each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated by resolution of the Board of either Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Fund and the Acquired Fund, make proceeding with the Reorganization inadvisable.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be borne by Angel Oak and Vivaldi, as agreed to by those parties. Angel Oak and Vivaldi will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund and the Fund relating to the Reorganization, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquired Fund and the Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and the Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; all necessary taxes in connection with the delivery of all of the Acquired Fund’s assets to the Fund or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. The expenses of the Reorganization are estimated to be $520,000. The estimated cost of retaining Okapi Partners LLC (“Okapi”), the Fund’s proxy solicitor, is approximately $16,610.

Tax Consequences of the Reorganization

Neither the Fund nor the Acquired Fund will receive an opinion as to the tax consequences of the Reorganization for the Fund, the Acquired Fund or the Acquired Fund’s shareholders. While the tax treatment of the Reorganization is not entirely clear, it is intended that the Reorganization will be treated as a taxable exchange that would not qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986. However, irrespective of the tax treatment of the Reorganization, no gain or loss will be recognized by the Fund or holders of Fund shares as a direct result of the Reorganization (although the Fund may recognize gain or loss with respect to any securities of the Acquired Fund that are sold by the Fund after the Reorganization).

COMPARISON OF THE FUND AND THE COMBINED FUND

The Combined Fund will be managed by Angel Oak, the Fund’s current investment adviser. Furthermore, the Fund’s current portfolio management team will continue to be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. Additionally, the investment objectives, principal investment strategies, principal risks and distribution procedures of the Combined Fund will be the same as those of the Fund.

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Fund before and after the Reorganization. The information is as of January 31, 2020.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

Fees and expenses may be greater or lesser than those indicated below.

	Fund	Pro Forma Combined Fund
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None
Dividend Reinvestment and Cash Purchase Plan Fees(1)	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Management Fee(2)	1.54%	1.54%
Interest Expense(3)	0.86%	0.72%
Other Expenses	0.39%	0.25%
Total Annual Operating Expenses	2.79%	2.51%

(1)	Dividend reinvestment plan participants that direct a sale of shares through the plan agent are subject to a fee of $25.00 plus a sales commission of $4.95 per transaction.
(2)

The contractual advisory fees of the Fund and the Combined Fund are 1.35% and 1.35%, respectively, of average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The advisory fee percentage calculation assumes the use of leverage by each fund as discussed in note 3 below.

(3)

For the fiscal period ended January 31, 2020, the Fund had approximately $47,865,941 in average daily borrowings outstanding under a borrowing agreement (representing approximately 18.16% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.24%.

For the fiscal period ended January 31, 2020, the Combined Fund is estimated to have approximately $68,463,871 in average daily borrowings outstanding under a borrowing agreement (representing approximately 18.16% of the average daily value of the Combined Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.24%. There can be no assurances that the Combined Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Combined Fund borrows will not change, or that the Combined Fund’s use of leverage will be profitable.

The expenses shown under “Interest Expense” for the Fund and the Combined Fund in the table above include the expected interest expense on the maximum amount to which the Fund and the Combined Fund intend to borrow during the next (12) twelve months and reflect the fact that the Fund and the Combined Fund currently intend to issue preferred shares during the next twelve (12) months, including the estimated offering costs and the estimated interest costs, which will vary depending on, among other factors, changes in short-term interest rates.

Expense Example

The following example compares the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table before and after the Reorganization. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example set forth below assumes shares of each fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by U.S. Securities and Exchange Commission (the “SEC”) regulations. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Fund	$28	$87	$147	$312
Pro Forma Combined Fund	$25	$78	$134	$285

Capitalization

The table below set forth the capitalization of the Fund as of March 31, 2020, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Fund	Adjustments	Pro Forma Combined Fund
Net Assets	$215,398,828	$—	$283,486,914
Common Shares Outstanding	11,519,934	(2,091,143)	15,161,413
Net Asset Value Per Share	$18.70		$18.70

Leverage

The table below sets forth the aggregate financial leverage from borrowings as a percentage of the Fund’s total assets as of January 31, 2020, and the pro forma leverage of the Combined Fund as if the Reorganization had occurred on the same date.

Leverage Ratio
Fund	25.6%
Combined Fund	2.77%

Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

Acquired Fund

	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
March 2020	13.31	8.72	13.63	11.47	(2.4)%	(23.4)%
December 2019	13.49	13.17	13.91	13.58	(1.3)%	(3.4)%
September 2019	13.32	12.91	13.63	13.29	(0.6)%	(3.6)%
June 2019	13.34	12.99	13.29	13.09	1.3%	(1.3)%
March 2019	12.77	12.09	13.06	12.39	2.2%	(5.0)%
December 2018	13.08	12.45	12.73	12.16	4.2%	0.6%
September 2018	13.08	12.63	12.76	12.60	3.1%	(0.4)%
June 2018	12.91	12.40	12.73	12.43	2.3%	(0.3)%
March 2018	12.91	12.46	12.91	12.46	0.00%	0.00%
December 2017	12.80	12.64	12.80	12.64	0.00%	0.00%

NAV is used for market price for all data points prior to May 10, 2018, given that the Acquired Fund did not trade or price prior to that date.

The Fund

	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
January 2020	21.54	20.42	20.53	20.08	5.64%	0.99%
October 2019	21.30	19.70	20.33	19.96	5.45%	(2.14)%
July 2019	20.78	19.85	20.13	19.97	3.22%	(0.65)%

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUND

Description of Common Shares to be Issued by the Fund

The Fund currently offers one class of shares. As a general matter, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of the Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If Proposal 1 is approved by shareholders of the Fund and the Reorganization is approved by Acquired Fund shareholders and is consummated, the Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share net asset value of the Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Outstanding Shares

As of April 6, 2020, the Fund had 11,519,934 common shares outstanding.

Purchase and Sale

The Fund’s common shares are listed on the NYSE under the ticker symbol “FINS” and will continue to be so listed following the Reorganization.

Investors typically purchase and sell common shares of the Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Fund through privately negotiated transactions with existing shareholders.

AGREEMENT BETWEEN VIVALDI AND ANGEL OAK AND SECTION 15(f)

Angel Oak and Vivaldi have entered into an agreement pursuant to which Angel Oak would purchase and acquire from Vivaldi (i) certain files, documents, data, operating systems, business books and records of Vivaldi and its subsidiaries to the extent relating to the investment advisory business conducted prior to the closing of the Reorganization by Vivaldi solely with respect to the Acquired Fund; (ii) all advertising, sales, marketing and promotional materials and literature used by Vivaldi and its subsidiaries in connection with the offering and sale of the Acquired Fund; and (iii) all goodwill associated with the investment advisory business conducted prior to the closing of the Reorganization by Vivaldi solely with respect to the Acquired Fund.

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden,” as that term is described in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs.

Vivaldi and Angel Oak intend to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Fund will not be “interested persons” (as defined in the 1940 Act) of Angel Oak or of Vivaldi, and (ii) for a period of two years after the Closing Date, no “unfair burden” will be imposed on the Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

APPRAISAL RIGHTS

Shareholders of the Fund do not have appraisal rights in connection with Proposal 1.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A are unaudited pro forma financial statements giving effect to the Reorganization of the Acquired Fund with and into the Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at January 31, 2020; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at January 31, 2020; (iii) Pro Forma Condensed Combined Statement of Operations for the period May 31, 2019 (commencement of the Fund’s operations), through January 31, 2020; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

PROPOSAL 2: TO RATIFY THE SELECTION OF COHEN & COMPANY, LTD. AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2021

At a meeting of the Board held on April 1-2, 2020, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of Cohen & Company, Ltd. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2021. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the year ending January 31, 2021, the Audit Committee and the Board will reconsider the continued retention of Cohen & Company, Ltd.

A representative of Cohen & Company, Ltd. is not expected to attend the Special Meeting, but will have the opportunity to make a statement if he or she desires to do so and to answer appropriate questions if necessary.

Audit Fees

The aggregate audit fees billed by Cohen & Company, Ltd. for the period from May 31, 2019 (commencement of operations) to January 31, 2020 was $25,000.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Annual Report on Form N-CSR and services that are normally provided in connection with statutory and regulatory filings.

Prior to the Fund’s commencement of operations, Cohen & Company, Ltd. billed the Fund $10,000 in connection with two seed audits.

Audit-Related Fees

No audit-related fees were billed by Cohen & Company, Ltd. for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

Audit-related fees are for any services rendered to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

In addition, no audit-related fees were billed by Cohen & Company, Ltd. to Angel Oak, and any entity controlling, controlled by, or under common control with, Angel Oak, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

Tax Fees

The aggregate fees billed by Cohen & Company, Ltd. for services rendered to the Fund for tax compliance, tax advice and tax planning for the period from May 31, 2019 (commencement of operations) to January 31, 2020 was $4,000.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the review of the Fund’s tax returns.

No tax fees were billed by the Fund’s independent registered public accountant to Angel Oak, and any entity controlling, controlled by, or under common control with, Angel Oak, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

All Other Fees

No fees were billed by Cohen & Company, Ltd. for products and services provided to the Fund, other than the services reported in “Audit Fees,” and “Tax Fees” above, for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

No other fees were billed by the Fund’s independent registered public accountant to Angel Oak, and any entity controlling, controlled by, or under common control with, Angel Oak, that provides ongoing services to the Fund, for the for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Fund’s investment adviser and service affiliates by Cohen & Company, Ltd. for non-audit services for the period from May 31, 2019 (commencement of operations) to January 31, 2020. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting. Prior to the Fund’s commencement of operations, Cohen & Company, Ltd. billed Angel Oak $4,000 in connection with agreed upon procedures.

Pre-Approval of Audit and Non-Audit Services

As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. Instead, the Audit Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with the Audit Committee Charter and the 1940 Act. In addition, the Audit Committee considers matters with respect to Cohen & Company, Ltd.’s independence each year. The Audit Committee did not approve any of the audit-related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Audit Committee Charter and the 1940 Act. The Audit Committee considered whether the provision of any non-audit services rendered to Angel Oak and any entity controlling, controlled by, or under common control with Angel Oak that provides ongoing services to the Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen & Company, Ltd.’s independence.

Board Recommendation

The Board, including each of the Independent Trustees, unanimously recommends that you vote “FOR” the ratification of Cohen & Company, Ltd. as independent registered public accounting firm to the Fund for the fiscal year ending January 31, 2021.

Vote Required for Proposal 2

Approval of Proposal 2, the ratification of the selection of Cohen & Company. Ltd. to serve as the Fund’s independent registered public accounting firm, requires a majority of the shares voted by shareholders (i.e., for Proposal 2 to pass the number of shares voted “FOR” must exceed the number of shares voted “AGAINST”). For additional information regarding the voting requirements, see “Voting Information and Requirements.”

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Fund as of the close of business on April 6, 2020, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held.

Proxies

Shareholders of record as of the Record Date may vote by appearing in person at the Special Meeting, or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote in person at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund stating that the proxy is revoked, by a subsequent proxy executed by such shareholder, attendance at the Special Meeting and voting in person, or revocation by such shareholder using any electronic, telephonic, computerized or other alternative means authorized by the Board.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum at the Special Meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters.

Proposal 1, the approval of the issuance of Fund common shares, is a “non-routine” matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” Proposal 1. Broker non-votes, if any, will not be considered as votes cast and, accordingly, will have no effect on the outcome of Proposal 1.

Proposal 2, the ratification of the selection of Cohen & Company, Ltd. to serve as the Fund’s independent registered public accounting firm, is a “routine” matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2. Because broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present.

Abstentions will not be considered as votes cast and, accordingly, will have no effect on the outcome of Proposal 2.

Adjournments

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notice of adjournment of a shareholders’ meeting to another time or place need not be given, if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting. If the adjournment is for more than 60 calendar days from the date set for the original meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of the Fund.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Other Matters with Respect to the Special Meeting

The Fund does not have a formal policy regarding Board member attendance at shareholder meetings.

Shareholder Communications

Shareholders of the Fund who wish to send communications to the Board should send them to the Board c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326.

SHAREHOLDER INFORMATION

As of March 31, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either the Acquired Fund’s or the Fund’s outstanding common stock, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders. Unless otherwise noted, the Funds do not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
TD Ameritrade Clearing, Inc. Omaha, NE 68154-2631	Common Stock / Beneficial Owner	4,186,877	73%	19%

Goldman Sachs & Co. LLC Jersey City, NJ 07302	Common Stock / Beneficial Owner	696,639	12%	3%

Charles Schwab & Co., Inc. Omaha, NE 68154-2631	Common Stock / Beneficial Owner	425,091	7%	5%

National Financial Services LLC Jersey City, NJ 07310	Common Stock / Beneficial Owner	358,956	6%	4%

Daniel Asher*	Common Stock / Record Owner	2,427,694	42%	10%

*	Information is as of December 31, 2019.

The Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
UBS Financial Services 3710 South Parton Street Santa Ana, CA 72707-4831	Common Shares / Beneficial Owner	4,319,594	37%	28%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	Common Shares / Beneficial Owner	2,151,591	19%	15%

RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	Common Shares / Beneficial Owner	1,155,775	10%	8%

Security Ownership of Management

As of March 31, 2020, the current officers and trustees of the Fund, in the aggregate, owned less than 1% of the outstanding shares of any class of the Fund.

INVESTMENT ADVISER, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as the investment adviser for the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, fund accountant and transfer agent to the Fund pursuant to respective agreements.

SHAREHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 7, 2020. Shareholders of the Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Fund has retained Okapi, a proxy solicitation firm, to assist the solicitation and tabulation of proxies. The cost of Okapi’s services in connection with the proxy is approximately $16,610 and will be borne by Angel Oak.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

APPENDIX A

Schedule of Investments

January 31, 2020 (Unaudited)

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Asset-Backed Securities — 0.0%
ARES XLIV CLO Ltd., Series 2017-44A, Class E, 9.881% (3-Month USD Libor+8.05%), 10/15/2029 (b) (c)	$—	$—	$500,000	$479,914	(500,000)	(479,914)	—	—
Ashford Hospitality Trust, Series 2018-KEYS, Class F, 7.676% (1-Month USD Libor+6.00%), 5/15/2035 (b) (c)	—	—	500,000	501,842	(500,000)	(501,842)	—	—
Beechwood Park CLO Ltd., Series 2019-1A, Class E, 9.403% (3-Month USD Libor+7.50%), 1/17/2033 (b) (c)	—	—	250,000	249,200	(250,000)	(249,200)	—	—
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, 9.526% (3-Month USD Libor+7.70%), 10/20/2032 (b) (c)	—	—	500,000	501,073	(500,000)	(501,073)	—	—
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (b)	—	—	300,000	308,490	(300,000)	(308,490)	—	—
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (b)	—	—	500,000	519,137	(500,000)	(519,137)	—	—
CPS Auto Receivables Trust , Series 2019-C, Class F, 6.940%, 9/15/2026 (b)	—	—	300,000	312,985	(300,000)	(312,985)	—	—
Deephaven Residential Mortgage Trust, Series 2018-4A, Class B2, 6.125%, 10/25/2058 (a) (b)	—	—	500,000	515,089	(500,000)	(515,089)	—	—
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B1, 4.258%, 7/25/2059 (a) (b)	—	—	600,000	609,224	(600,000)	(609,224)	—	—
Diamond CLO 2019-1 Ltd., Series 2019-1A, Class E, 9.844% (3-Month USD Libor +8.05%), 4/25/2029 (b) (c)	—	—	500,000	500,209	(500,000)	(500,209)	—	—
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (b)	—	—	250,000	255,203	(250,000)	(255,203)	—	—
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class E, 4.300%, 9/15/2025 (b)	—	—	100,000	102,949	(100,000)	(102,949)	—	—
JFIN CLO Ltd., Series 2013-1A, Class ER, 8.319% (3 Month LIBOR USD + 6.500%), 1/22/2030 (b)	—	—	250,000	220,000	(250,000)	(220,000)	—	—
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A2, 4.250%, 5/25/2059 (b) (d)	—	—	500,000	504,909	(500,000)	(504,909)	—	—
Magnetite XVI Ltd., Series 2015-16A, Class F, 8.319% (3-Month USD Libor+6.50%), 1/18/2028 (b) (c)	—	—	250,000	242,841	(250,000)	(242,841)	—	—
MMCF CLO LLC, Series 2017-1A, Class D, 8.211% (3-Month USD Libor+6.38%), 1/15/2028 (b) (c)	—	—	1,000,000	976,046	(1,000,000)	(976,046)	—	—
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 8.731% (3-Month USD Libor+6.90%), 4/15/2030 (b) (c)	—	—	1,000,000	943,365	(1,000,000)	(943,365)	—	—
Mosaic Solar Loan Trust, Series 2018-1A, Class C, 0.000%, 6/22/2043 (b)	—	—	333,170	285,133	(333,170)	(285,133)	—	—
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (b)	—	—	383,434	323,071	(383,434)	(323,071)	—	—
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class B2, 5.468%, 1/25/2049 (a) (b)	—	—	500,000	511,316	(500,000)	(511,316)	—	—
Palmer Square CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/20/2027 (a) (b)	—	—	750,000	699,503	—	—	(750,000)	(699,503)
Palmer Square Loan Funding 2019-4 Ltd., Series 2019-4A, Class SUB, 0.000%, 10/24/2027 (a) (b)	—	—	750,000	736,520	—	—	(750,000)	(736,520)
Palmer Square Loan Funding Ltd., Series 2019-3A, Class SUB, 0.000%, 8/20/2027 (a) (b)	—	—	750,000	745,652	—	—	(750,000)	(745,652)
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL1, Class A2, 5.927%, 7/25/2060 (b)(d)	—	—	150,000	152,049	(150,000)	(152,049)	—	—
Prosper Marketplace Issuance Trust Series, Series 2019-2A, Class C, 5.050%, 9/15/2025 (b)	—	—	200,000	204,152	(200,000)	(204,152)	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
RBSSP Resecuritization Trust, Series 2009-10, Class 2A2, 2.000%, 1/26/2037 (a) (b)	$—	$—	$696,667	$500,640	(696,667)	(500,640)	—	—
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.664%, 9/25/2059 (a) (b)	—	—	200,000	201,004	(200,000)	(201,004)	—	—
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.260%, 4/25/2048 (b)	—	—	194,492	195,607	(194,492)	(195,607)	—	—
York CLO-2 Ltd., Series 2015-1A, Class F, 9.052% (3-Month USD Libor+7.25%), 1/22/2031 (b) (c)	—	—	1,000,000	905,220	(1,000,000)	(905,220)	—	—

TOTAL ASSET-BACKED SECURITIES — (Cost — $2,250,000)		—		13,202,343		(11,020,668)		2,181,675

Bank Loans — 1.5%
BJ Services, 12.240%, 1/3/2023 (e)	—	—	1,925,000	1,925,000	—	—	1,925,000	1,925,000
Juul, 8.902%, 8/2/2023 (e)	—	—	939,850	939,850	—	—	939,850	939,850
Murray Savings Association, 11.500%, 2/12/2021 (e)	—	—	1,514,165	1,514,165	—	—	1,514,165	1,514,165
Premier Brands Group Holdings LLC, 11.750%, 03/20/2024 (e)	—	—	464,423	462,565	—	—	464,423	462,565

TOTAL BANK LOANS — (Cost — $4,804,777)		—		4,841,580		—		4,841,580

	Shares		Shares		Shares		Shares
Closed-End Funds — 0.0%
Aberdeen Emerging Markets Equity Income Fund, Inc.	—	$—	36,004	$266,790	(36,004)	(266,790)	—	—
Aberdeen Total Dynamic Dividend Fund (f)	—	—	80,241	702,911	(80,241)	(702,911)	—	—
AllianzGI Artificial Intelligence & Technology Opportunities Fund	—	—	4,394	86,606	(4,394)	(86,606)	—	—
AllianzGI NFJ Dividend Interest & Premium Strategy Fund (f)	—	—	42,738	559,440	(42,738)	(559,440)	—	—
Barings BDC, Inc. (f)	—	—	87,094	897,068	(87,094)	(897,068)	—	—
BlackRock California Municipal Income Trust	—	—	5,183	73,754	(5,183)	(73,754)	—	—
BlackRock Credit Allocation Income Trust	—	—	7,976	114,695	(7,976)	(114,695)	—	—
BlackRock Debt Strategies Fund, Inc. (f)	—	—	68,675	780,148	(68,675)	(780,148)	—	—
BlackRock New York Municipal Income Quality Trust	—	—	16,982	240,465	(16,982)	(240,465)	—	—
BlackRock Resources & Commodities Strategy Trust	—	—	31,817	238,946	(31,817)	(238,946)	—	—
BrandywineGLOBAL Global Income Opportunities Fund, Inc. (f)	—	—	65,283	843,456	(65,283)	(843,456)	—	—
ClearBridge MLP & Midstream Total Return Fund, Inc.			14,039	114,137	(14,039)	(114,137)
Clough Global Equity Fund	—	—	27,033	334,128	(27,033)	(334,128)	—	—
Clough Global Opportunities Fund (f)	—	—	47,048	457,307	(47,048)	(457,307)	—	—
Cohen & Steers Infrastructure Fund, Inc.	—	—	4,194	112,357	(4,194)	(112,357)	—	—
Delaware Enhanced Global Dividend & Income Fund (f)	—	—	26,345	273,466	(26,345)	(273,466)	—	—
Duff & Phelps Utility and Corporate Bond Trust, Inc.	—	—	28,012	260,231	(28,012)	(260,231)	—	—
Eaton Vance Floating-Rate Income Plus Fund	—	—	14,064	223,336	(14,064)	(223,336)	—	—
Eaton Vance Ltd. Duration Income Fund (f)	—	—	42,224	560,313	(42,224)	(560,313)	—	—
Eaton Vance Senior Income Trust	—	—	43,200	281,232	(43,200)	(281,232)	—	—
Eaton Vance Tax-Managed Buy-Write Strategy Fund	—	—	12,662	130,165	(12,662)	(130,165)	—	—
GDL Fund	—	—	1,776	16,552	(1,776)	(16,552)	—	—
Highland Global Allocation Fund/CEF	—	—	15,085	136,067	(15,085)	(136,067)	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Highland Income Fund (f)	—	$—	35,197	$442,778	(35,197)	(442,778)	—	—
India Fund, Inc. (f)	—	—	4,305	87,219	(4,305)	(87,219)	—	—
Invesco Dynamic Credit Opportunities Fund (f)	—	—	9,752	111,270	(9,752)	(111,270)	—	—
Invesco High Income Trust II (f)	—	—	13,949	199,419	(13,949)	(199,419)	—	—
Invesco Senior Income Trust (f)	—	—	52,065	222,318	(52,065)	(222,318)	—	—
John Hancock Tax-Advantaged Global Shareholder Yield Fund	—	—	13,599	95,737	(13,599)	(95,737)	—	—
Kayne Anderson Midstream/Energy Fund, Inc.	—	—	1,784	17,947	(1,784)	(17,947)	—	—
Kayne Anderson MLP/Midstream Investment Co. (f)	—	—	41,534	544,511	(41,534)	(544,511)	—	—
Lazard Global Total Return and Income Fund, Inc. (f)	—	—	2,081	34,257	(2,081)	(34,257)	—	—
Neuberger Berman High Yield Strategies Fund, Inc.	—	—	1,066	13,208	(1,066)	(13,208)	—	—
Neuberger Berman New York Municipal Fund, Inc.	—	—	8,797	113,305	(8,797)	(113,305)	—	—
New America High Income Fund, Inc.	—	—	1,692	15,414	(1,692)	(15,414)	—	—
NexPoint Strategic Opportunities Fund	—	—	20,091	343,757	(20,091)	(343,757)	—	—
Nuveen AMT-Free Municipal Credit Income Fund	—	—	24,046	408,061	(24,046)	(408,061)	—	—
Nuveen AMT-Free Quality Municipal Income Fund	—	—	7,678	113,174	(7,678)	(113,174)	—	—
Nuveen Credit Strategies Income Fund (f)	—	—	74,468	559,999	(74,468)	(559,999)	—	—
Nuveen Georgia Quality Municipal Income Fund	—	—	17,512	226,605	(17,512)	(226,605)	—	—
Nuveen Intermediate Duration Quality Municipal Term Fund (f)	—	—	4,797	68,597	(4,797)	(68,597)	—	—
Nuveen Ohio Quality Municipal Income Fund	—	—	3,494	54,821	(3,494)	(54,821)	—	—
Nuveen Texas Quality Municipal Income Fund	—	—	3,620	53,576	(3,620)	(53,576)	—	—
Palmer Square Opportunistic Income Fund	—	—	149,699	2,829,319	(149,699)	(2,829,319)	—	—
PGIM Global High Yield Fund, Inc. (f)	—	—	72,817	1,092,255	(72,817)	(1,092,255)	—	—
PGIM High Yield Bond Fund, Inc. (f)	—	—	15,780	240,961	(15,780)	(240,961)	—	—
PIMCO Energy & Tactical Credit Opportunities Fund	—	—	19,976	317,618	(19,976)	(317,618)	—	—
PIMCO Flexible Credit Income Fund - Class I	—	—	286,063	2,794,833	(286,063)	(2,794,833)	—	—
Pomona Investment Fund	—	—	219,457	2,126,803	(219,457)	(2,126,803)	—	—
Putnam Municipal Opportunities Trust	—	—	4,156	55,857	(4,156)	(55,857)	—	—
Royce Micro-Cap Trust, Inc.	—	—	32,659	272,703	(32,659)	(272,703)	—	—
Source Capital, Inc.	—	—	9,310	359,087	(9,310)	(359,087)	—	—
Special Opportunities Fund, Inc. (f)	—	—	11,382	167,088	(11,382)	(167,088)	—	—
Swiss Helvetia Fund, Inc.	—	—	25,540	216,579	(25,540)	(216,579)	—	—
Templeton Global Income Fund (f)	—	—	34,496	209,046	(34,496)	(209,046)	—	—
Voya Global Equity Dividend and Premium Opportunity Fund	—	—	36,153	223,426	(36,153)	(223,426)	—	—
Voya Infrastructure Industrials and Materials Fund			3,750	42,600	(3,750)	(42,600)
Voya Natural Resources Equity Income Fund	—	—	24,285	91,797	(24,285)	(91,797)	—	—
Voya Prime Rate Trust (f)	—	—	43,871	225,058	(43,871)	(225,058)	—	—
Western Asset Global High Income Fund, Inc. (f)	—	—	24,731	247,557	(24,731)	(247,557)	—	—

TOTAL CLOSED-END FUNDS — (Cost — $0)		—		22,942,130		(22,942,130)		—

	Principal Amount		Principal Amount		Principal Amount		Principal Amount
Collateralized Loan Obligations — 0.1%
JFIN CLO Ltd., Series 2013-1A, Class ER, 8.319% (3 Month LIBOR USD + 6.500%), 1/22/2030 (a)(b)	$250,000	$220,000	$—	$—	$—	$—	$250,000	$220,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS — (Cost — $220,121)		220,000		—		—		220,000

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Collateralized Mortgage Obligations — 0.0%
Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.476%, 5/25/2036 (a)	$—	$—	$6,523,092	$95,485	$(6,523,092)	$(95,485)	$—	$—
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.741%, 12/25/2046 (a)	—	—	455,347	42,812	(455,347)	(42,812)	—	—
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 2.061% (1-Month USD Libor+0.40%), 3/25/2046 (a)(c)	—	—	205,325	198,892	(205,325)	(198,892)	—	—
American Home Mortgage Investment Trust, Series 2006-2, Class 1A2, 1.981% (1-Month USD Libor+0.32%), 6/25/2046 (a)(c)	—	—	1,232,226	459,062	(1,232,226)	(459,062)	—	—
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F, 5.676% (1-Month USD Libor+4.00%), 6/15/2035 (a)(b)(c)	—	—	250,000	252,465	(250,000)	(252,465)	—	—
BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT, Class F, 5.876% (1-Month USD Libor+4.20%), 3/15/2034 (a)(b)(c)	—	—	500,000	501,794	(500,000)	(501,794)	—	—
BBCMS Trust, Series 2018-CBM, Class F, 5.826% (1-Month USD Libor+4.15%), 7/15/2037 (a)(b)(c)	—	—	200,000	200,995	(200,000)	(200,995)	—	—
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G, 4.668% (1-Month USD Libor+2.99%), 11/15/2036 (a)(b)(c)	—	—	250,000	250,469	(250,000)	(250,469)	—	—
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 0.656%, 2/25/2035 (a)	—	—	6,263,259	134,829	(6,263,259)	(134,829)	—	—
Citigroup Commercial Mortgage Trust, Series 2018-TBR, Class F, 5.326% (1-Month USD Libor+3.65%), 12/15/2036 (a)(b)(c)	—	—	250,000	252,271	(250,000)	(252,271)	—	—
Csail Commercial Mortgage Trust, Series 2015-C2, Class C, 4.332%, 6/15/2057 (a)	—	—	100,000	99,152	(100,000)	(99,152)	—	—
CSMC Trust, Series 2018-RPL2, Class A2, 4.316%, 8/25/2062 (a)(b)	—	—	500,000	499,252	(500,000)	(499,252)	—	—
CSMC Trust, Series 2017-PFHP, Class G, 7.826% (1-Month USD Libor+6.15%), 12/15/2030 (a)(b)(c)	—	—	500,000	502,531	(500,000)	(502,531)	—	—
Deutsche Alt-A Securities Mortgage Loan Trust Series, Series 2007-BAR1, Class A4, 1.901% (1-Month USD Libor+0.24%), 3/25/2037 (a)(c)	—	—	2,000,000	231,484	(2,000,000)	(231,484)	—	—
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HQA3, Class M2, 4.011% (1-Month USD Libor+2.35%), 4/25/2030 (a)(c)	—	—	230,457	236,131	(230,457)	(236,131)	—	—
GS Mortgage Securities Corp. Trust, Series 2019-SMP, Class F, 4.776% (1-Month USD Libor+3.10%), 8/15/2032 (a)(b)(c)	—	—	250,000	250,624	(250,000)	(250,624)	—	—
GS Mortgage Securities Trust, Series 2018-HART, Class F, 5.576% (1-Month USD Libor+3.90%), 10/15/2031 (a)(b)(c)	—	—	250,000	250,997	(250,000)	(250,997)	—	—
IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class AX2, 0.929%, 12/25/2034 (a)	—	—	3,415,668	127,886	(3,415,668)	(127,886)	—	—
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class F, 5.576% (1-Month USD Libor+4.00%), 2/15/2035 (a)(b)(c)	—	—	250,000	251,787	(250,000)	(251,787)	—	—
Luminent Mortgage Trust, Series 2006-6, Class A2B, 1.901% (1-Month USD Libor+0.24%), 10/25/2046 (a)(c)	—	—	299,682	238,441	(299,682)	(238,441)	—	—
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%, 2/25/2037 (a)	—	—	25,714	17,954	(25,714)	(17,954)	—	—
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1, 1.781% (1-Month USD Libor+0.12%), 4/25/2037 (a)(c)	—	—	530,794	279,457	(530,794)	(279,457)	—	—
Motel 6 Trust, Series 2017-MTL6, Class F, 5.926% (1-Month USD Libor+4.25%), 8/15/2034 (a)(b)(c)	—	—	160,490	162,011	(160,490)	(162,011)	—	—
RALI Series Trust, Series 2006-QS17, Class A7, 6.000%, 12/25/2036	—	—	472,968	452,049	(472,968)	(452,049)	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
RALI Series Trust, Series 2008-QR1, Class 1A4, 6.000%, 8/25/2036	$—	$—	$1,054,636	$942,773	$(1,054,636)	$(942,773)	$—	$—
Residential Asset Securitization Trust, Series 2006-A8, Class 2A7, 6.500%, 8/25/2036	—	—	1,536,195	780,229	(1,536,195)	(780,229)	—	—
Residential Asset Securitization Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	—	—	442,289	384,552	(442,289)	(384,552)	—	—
Verus Securitization Trust, Series 2019-3, Class B1, 4.043%, 7/25/2059 (a)(b)	—	—	250,000	252,182	(250,000)	(252,182)	—	—

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $0)		—		8,348,566		(8,348,566)		—

	Shares		Shares		Shares		Shares
Common Stocks — 0.0%
Communications — 0.0%
Clear Channel Outdoor Holdings, Inc. (g)			7,662	$20,917	$(7,662)	$(20,917)	—	$—
eDreams ODIGEO S.A.(g)	—	$—	143,127	701,587	(143,127)	(701,587)	—	—
Sinclair Broadcast Group, Inc. - Class A			5,844	174,853	(5,844)	(174,853)	—	—
Twitter, Inc. (g)	—	—	6,439	209,139	(6,439)	(209,139)	—	—

		—		1,106,496		(1,106,496)		—

Consumer Discretionary — 0.0%
EZCORP, Inc. - Class A (g)	—	—	64,312	400,021	(64,312)	(400,021)	—	—
Select Interior Concepts, Inc. - Class A (g)	—	—	54,958	453,953	(54,958)	(453,953)	—	—
William Lyon Homes - Class A (g)	—	—	3,255	75,483	(3,255)	(75,483)	—	—

		—		929,457		(929,457)		—

Consumer Staples — 0.0%
Darling Ingredients, Inc. (f)(g)	—	—	53,335	1,446,978	(53,335)	(1,446,978)	—	—

Energy — 0.0%
CrossAmerica Partners LP	—	—	27,204	508,987	(27,204)	(508,987)	—	—
Tallgrass Energy LP - Class A	—	—	29,651	661,514	(29,651)	(661,514)	—	—

		—		1,170,501		(1,170,501)		—

Financials — 0.0%
8i Enterprises Acquisition Corp. (g)(h)	—	—	4,504	45,265	(4,504)	(45,265)	—	—
Act II Global Acquisition Corp. (g)(h)	—	—	2,518	25,482	(2,518)	(25,482)	—	—
Alberton Acquisition Corp. (g)(h)	—	—	5,404	56,958	(5,404)	(56,958)	—	—
Alussa Energy Acquisition Corp. (g)(h)	—	—	9,323	95,374	(9,323)	(95,374)	—	—
Amplitude Healthcare Acquisition Corp. (g)	—	—	6,577	66,757	(6,577)	(66,757)	—	—
Andina Acquisition Corp. III (g)(h)	—	—	5,590	58,695	(5,590)	(58,695)	—	—
B Riley Principal Merger Corp. - Class A (g)	—	—	2,443	25,016	(2,443)	(25,016)	—	—
Big Rock Partners Acquisition Corp. (g)	—	—	2,674	28,398	(2,674)	(28,398)	—	—
Boxwood Merger Corp. - Class A (g)	—	—	4,354	44,454	(4,354)	(44,454)	—	—
CenterState Bank Corp.			769	17,349	(769)	(17,349)
CF Finance Acquisition Corp. (g)	—	—	3,127	34,084	(3,127)	(34,084)	—	—
ChaSerg Technology Acquisition Corp. - Class A (g)	—	—	3,750	41,662	(3,750)	(41,662)	—	—
Churchill Capital Corp. II (g)	—	—	2,050	23,393	(2,050)	(23,393)	—	—
CIIG Merger Corp. (g)	—	—	2,695	28,028	(2,695)	(28,028)	—	—
Crescent Acquisition Corp. (g)	—	—	3,744	38,975	(3,744)	(38,975)	—	—
DD3 Acquisition Corp. (g)(h)	—	—	5,717	58,428	(5,717)	(58,428)	—	—
Edtechx Holdings Acquisition Corp. (g)	—	—	3,751	38,673	(3,751)	(38,673)	—	—
Far Point Acquisition Corp. - Class A (g)	—	—	2,268	24,086	(2,268)	(24,086)	—	—
Fellazo, Inc. (g)(h)	—	—	4,293	43,660	(4,293)	(43,660)	—	—
FinTech Acquisition Corp. III (g)	—	—	3,235	35,100	(3,235)	(35,100)	—	—
Gordon Pointe Acquisition Corp. (g)	—	—	15,202	160,077	(15,202)	(160,077)	—	—
Graf Industrial Corp. (g)	—	—	5,615	57,891	(5,615)	(57,891)	—	—
Greenvision Acquisition Corp. (g)	—	—	9,058	91,939	(9,058)	(91,939)	—	—
Haymaker Acquisition Corp. II (g)	—	—	3,096	32,972	(3,096)	(32,972)	—	—
Healthcare Merger Corp. (g)	—	—	1,347	14,399	(1,347)	(14,399)	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Hennessy Capital Acquisition Corp. IV (g)	—	$—	4,074	$44,407	(4,074)	$(44,407)	—	$—
Insurance Acquisition Corp. (g)	—	—	1,206	12,784	(1,206)	(12,784)	—	—
International Money Express, Inc. (g)			12,813	135,562	(12,813)	(135,562)
Juniper Industrial Holdings, Inc. (g)	—	—	177	1,832	(177)	(1,832)	—	—
Landcadia Holdings II, Inc. (g)	—	—	5,171	52,486	(5,171)	(52,486)	—	—
Leisure Acquisition Corp. (g)	—	—	6,444	67,211	(6,444)	(67,211)	—	—
Liberty Property Trust - REIT (f)	—	—	25,330	1,586,924	(25,330)	(1,586,924)	—	—
LIV Capital Acquisition Corp. (g)(h)	—	—	10,878	109,868	(10,878)	(109,868)	—	—
Merida Merger Corp. I (g)	—	—	10,809	106,036	(10,809)	(106,036)	—	—
Monocle Acquisition Corp. (g)	—	—	1,391	14,216	(1,391)	(14,216)	—	—
Mudrick Capital Acquisition Corp. - Class A (g)	—	—	8,811	91,282	(8,811)	(91,282)	—	—
Netfin Acquisition Corp. (g)(h)	—	—	4,279	44,288	(4,279)	(44,288)	—	—
Opes Acquisition Corp. (g)	—	—	5,323	56,104	(5,323)	(56,104)	—	—
Osprey Technology Acquisition Corp. (g)	—	—	5,272	54,038	(5,272)	(54,038)	—	—
Pivotal Investment Corp. II (g)	—	—	7,505	77,172	(7,505)	(77,172)	—	—
PropTech Acquisition Corp. (g)	—	—	3,398	34,829	(3,398)	(34,829)	—	—
Replay Acquisition Corp. (g)(h)	—	—	4,090	42,740	(4,090)	(42,740)	—	—
Schultze Special Purpose Acquisition Corp. (g)	—	—	5,506	57,868	(5,506)	(57,868)	—	—
South Mountain Merger Corp. (g)	—	—	5,531	56,693	(5,531)	(56,693)	—	—
Stable Road Acquisition Corp. (g)	—	—	1,793	18,396	(1,793)	(18,396)	—	—
Trine Acquisition Corp. (g)	—	—	5,718	60,611	(5,718)	(60,611)	—	—
Tuscan Holdings Corp. (g)	—	—	4,032	42,296	(4,032)	(42,296)	—	—
Wealthbridge Acquisition Ltd. (g)(h)	—	—	4,175	42,585	(4,175)	(42,585)	—	—

		—		3,997,343		(3,997,343)		—

Health Care — 0.0%
Allergan PLC (f)(h)	—	—	7,770	1,450,193	(7,770)	(1,450,193)	—	—
Centene Corp. (g)	—	—	—	6	—	(6)	—	—
Harvard Bioscience, Inc. (g)	—	—	21,254	63,125	(21,254)	(63,125)	—	—
Wright Medical Group N.V. (g)(h)	—	—	10,788	325,150	(10,788)	(325,150)	—	—

		—		1,838,474		(1,838,474)		—

Industrials — 0.0%
AquaVenture Holdings Ltd. (g)(h)			114	3,078	(114)	(3,078)	—	—
Euronav N.V. (h)	—	—	29,659	293,031	(29,659)	(293,031)	—	—
Global Ship Lease, Inc. - Class A (f)(g)(h)	—	—	65,917	481,853	(65,917)	(481,853)	—	—
International Seaways, Inc.(f)(g)(h)	—	—	16,496	367,201	(16,496)	(367,201)	—	—
Navigator Holdings Ltd. (g)(h)	—	—	23,308	280,862	(23,308)	(280,862)	—	—

		—		1,426,025		(1,426,025)		—

Materials — 0.0%
AdvanSix, Inc. (f)(g)	—	—	26,269	491,756	(26,269)	(491,756)	—	—
Chemtrade Logistics Income Fund	—	—	44,227	313,472	(44,227)	(313,472)	—	—
IPL Plastics, Inc. (g)	—	—	201,366	1,311,602	(201,366)	(1,311,602)	—	—
Orion Engineered Carbons S.A. (f)(h)	—	—	54,294	852,416	(54,294)	(852,416)	—	—

		—		2,969,246		(2,969,246)		—

Technology — 0.0%
EXFO, Inc. (f)(g)(h)	—	—	83,511	327,363	(83,511)	(327,363)	—	—
Gilat Satellite Networks Ltd. (h)			6,438	61,032	(6,438)	(61,032)	—	—
Instructure, Inc. (g)	—	—	8,476	413,968	(8,476)	(413,968)	—	—
InterDigital, Inc.	—	—	7,745	427,911	(7,745)	(427,911)	—	—
InterXion Holding N.V. (g)(h)	—	—	1,998	173,886	(1,998)	(173,886)	—	—
LogMeIn, Inc.	—	—	1,926	165,578	(1,926)	(165,578)	—	—
MicroStrategy, Inc. - Class A (f)(g)	—	—	5,635	856,689	(5,635)	(856,689)	—	—
Sonim Technologies, Inc. (g)	—	—	209,860	673,651	(209,860)	(673,651)	—	—
Tech Data Corp. (g)	—	—	5,203	748,920	(5,203)	(748,920)	—	—

		—		3,848,998		(3,848,998)		—

Utilities — 0.0%
Pattern Energy Group, Inc. - Class A	—	—	15,845	426,389	(15,845)	(426,389)	—	—

TOTAL COMMON STOCKS (Cost — $0)		—		19,159,907		(19,159,907)		—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Corporate Obligations — 91.5%
Financial — 89.1%
Allegiance Bancshares, Inc., 4.700% (3 Month LIBOR USD + 3.130%), 10/1/2029 (a)	$1,750,000	$1,796,483	$—	$—	$—	$—	$1,750,000	$1,796,483
Ameris Bancorp, 4.250% (SOFR + 2.940%), 12/15/2029 (a) (i)	3,000,000	3,061,290	—	—	—	—	3,000,000	3,061,290
Avidbank Holdings, Inc., 5.000% (SOFR + 3.595%), 12/30/2029 (a)(b)	6,000,000	6,060,000	—	—	—	—	6,000,000	6,060,000
B. Riley Financial, Inc., 6.500%, 9/30/2026	160,000	4,040,000	—	—	—	—	160,000	4,040,000
B. Riley Financial, Inc., 6.875%, 9/30/2023	57,000	1,444,950	—	—	—	—	57,000	1,444,950
BancorpSouth Bank, 4.125% (3 Month LIBOR USD + 2.470%), 11/20/2029 (a) (i)	2,000,000	2,072,519	—	—	—	—	2,000,000	2,072,519
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(b)	6,500,000	6,604,944	—	—	—	—	6,500,000	6,604,944
BankGuam Holding Co., 6.350% (3 Month LIBOR USD + 4.660%), 6/30/2029 (a)	9,000,000	9,383,688	—	—	—	—	9,000,000	9,383,688
Banksouth Holding Co., 5.875% (3 Month LIBOR USD + 4.020%), 7/30/2029 (a)(b) (j)	5,000,000	5,161,774	—	—	—	—	5,000,000	5,161,774
Banterra Bank, 6.000% (3 Month LIBOR USD + 4.120%), 6/7/2029 (a) (j)	7,500,000	7,820,245	—	—	—	—	7,500,000	7,820,245
Bar Harbor Bankshares, 4.625% (SOFR + 3.270%), 12/1/2029 (a)(b)	3,000,000	3,041,256	—	—	—	—	3,000,000	3,041,256
Beal Trust I, 5.396% (6 Month LIBOR USD + 3.625%), 7/30/2037 (a)	5,000	5,000,000	—	—	—	—	5,000	5,000,000
BlackRock Capital Investment Corp., 5.000%, 6/15/2022	—	—	100,000	101,125	(100,000)	(101,125)	—	—
Cadence BanCorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (a) (i)	750,000	774,313	—	—	—	—	750,000	774,313
Capital Bancorp, Inc., 6.950% (3 Month LIBOR USD + 5.337%), 12/1/2025 (a)(b)	2,500,000	2,542,914	—	—	—	—	2,500,000	2,542,914
Central Bancshares, Inc., 5.750% (3 Month LIBOR USD + 3.870%), 6/30/2029 (a)(b)	5,000,000	5,163,269	—	—	—	—	5,000,000	5,163,269
Clear Blue Financial Holdings LLC, 7.000%, 4/15/2025 (b)	6,000,000	6,207,380	—	—	—	—	6,000,000	6,207,380
Community Heritage Financial, Inc., 5.750% (3 Month LIBOR USD + 4.395%), 10/30/2029 (a)(b)	4,500,000	4,601,753	—	—	—	—	4,500,000	4,601,753
Congressional Bancshares, Inc., 5.750% (SOFR + 4.390%), 12/1/2029 (a)(b)	2,000,000	2,025,153	—	—	—	—	2,000,000	2,025,153
ConnectOne Banorp, Inc., 5.200% (3 Month LIBOR USD + 2.84%), 2/1/2028 (a) ©	—	—	500,000	516,110	(500,000)	(516,110)	—	—
Cowen, Inc., 7.250%, 5/6/2024 (b) (i)	4,000,000	4,199,463	—	—	—	—	4,000,000	4,199,463
Customers Bancorp, Inc., 4.500%, 9/25/2024	1,750,000	1,796,543	—	—	—	—	1,750,000	1,796,543
Empire Bancorp, Inc., 7.375%, 12/17/2025 (b)	3,000,000	3,138,934	—	—	—	—	3,000,000	3,138,934
FedNat Holding Co., 7.500%, 3/15/2029 (b) (i)	5,000,000	5,376,738	—	—	—	—	5,000,000	5,376,738
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (a) (i) (j)	12,000,000	12,528,192	—	—	—	—	12,000,000	12,528,192
Fidelity Federal Bancorp, 6.000% (SOFR + 4.650%), 11/1/2029 (a)(b) (i)	2,000,000	2,064,886	—	—	—	—	2,000,000	2,064,886

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
First Business Financial Services, Inc., 5.500% (3 Month LIBOR USD + 4.070%), 8/15/2029 (a)(b)(i)(j)	$10,000,000	$10,275,042	$—	$—	$—	$—	$10,000,000	$10,275,042
First Internet Bancorp, 6.000% (3 Month LIBOR USD + 4.114), 6/30/2029 (a)	300,000	7,860,000	—	—	—	—	300,000	7,860,000
First Midwest Capital Trust I, 6.950%, 12/1/2033	1,761,000	2,042,760	—	—	—	—	1,761,000	2,042,760
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(b) (i)	1,500,000	1,531,566	—	—	—	—	1,500,000	1,531,566
First Priority Bank, 7.000%, 11/30/2025 (b)	3,000,000	3,096,041	—	—	—	—	3,000,000	3,096,041
First Southwest Corp., 6.350% (3 Month LIBOR USD + 4.080%), 6/1/2029 (a)(b) (j)	7,000,000	7,297,562	—	—	—	—	7,000,000	7,297,562
German American Bancorp, Inc., 4.500% (3 Month LIBOR USD + 2.680%), 6/30/2029 (a) (i)	1,500,000	1,541,405	—	—	—	—	1,500,000	1,541,405
Hallmark Financial Services, Inc., 6.250%, 8/15/2029	7,000,000	7,367,500	—	—	—	—	7,000,000	7,367,500
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.315%), 3/30/2027 (a) (j)	3,500,000	3,609,239	—	—	—	—	3,500,000	3,609,239
Independent Bank Corp., 4.750% (3 Month LIBOR USD + 2.190%), 3/15/2029 (a)(b) (i)	2,000,000	2,088,662	—	—	—	—	2,000,000	2,088,662
Investar Holding Corp., 5.125% (3 Month LIBOR USD + 3.490%), 12/30/2029 (a)(b)	4,000,000	4,100,787	—	—	—	—	4,000,000	4,100,787
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(b) (i)	3,000,000	3,103,540	—	—	—	—	3,000,000	3,103,540
JPMorgan Chase & Co., 2.409% (3 Month LIBOR USD + 0.500%), 2/1/2027 (a)	6,459,000	6,173,738	—	—	—	—	6,459,000	6,173,738
KeyCorp Capital I, 2.649% (3 Month LIBOR USD + 0.740%), 7/1/2028 (a)	6,776,000	6,324,142	—	—	—	—	6,776,000	6,324,142
Kingstone Cos, Inc., 5.500%, 12/30/2022 (i)	2,995,000	3,059,919	—	—	—	—	2,995,000	3,059,919
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a) (b) (i)	5,000,000	5,120,778	—	—	—	—	5,000,000	5,120,778
Luther Burbank Corp., 6.500%, 9/30/2024 (b) (i)	9,500,000	10,120,596	—	—	—	—	9,500,000	10,120,596
Meridian Corp., 5.375% (SOFR + 3.950%), 12/30/2029 (a) (b)	4,000,000	4,233,370	—	—	—	—	4,000,000	4,233,370
Nano Financial Holdings, Inc., 7.000%, 7/1/2024 (b) (j)	5,000,000	5,218,267	—	—	—	—	5,000,000	5,218,267
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a) (b)	7,000,000	7,166,308	—	—	—	—	7,000,000	7,166,308
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (b)	—	—	500,000	529,793	(500,000)	(529,793)	—	—
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (a) (i)	2,890,000	3,074,134	—	—	—	—	2,890,000	3,074,134
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(b) (i)	1,000,000	1,015,920	—	—	—	—	1,000,000	1,015,920
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a) (b)	2,000,000	2,030,000	—	—	—	—	2,000,000	2,030,000
Northpointe Bancshares, Inc., 6.000% (SOFR + 4.905%), 9/30/2029 (a) (b)	4,000,000	4,138,330	—	—	—	—	4,000,000	4,138,330
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (b)	2,600,000	2,716,845	—	—	—	—	2,600,000	2,716,845
Pinnacle Financial Partners, Inc., 4.125% (3 Month LIBOR USD + 2.775%), 9/15/2029 (a) (i)	4,000,000	4,134,405	—	—	—	—	4,000,000	4,134,405
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (a) (b)	4,000,000	4,073,417	—	—	—	—	4,000,000	4,073,417
Realogy Group LLC / Realogy Co.-Issuer Corp., 9.375%, 4/1/2027 (b)	—	—	200,000	207,975	(200,000)	(207,975)	—	—
Sandy Spring Bancorp, Inc., 4.250% (3 Month LIBOR USD + 2.620%), 11/15/2029 (a) (i)	2,500,000	2,535,294	—	—	—	—	2,500,000	2,535,294
Signature Bank, 4.125% (3 Month LIBOR USD + 2.559%), 11/1/2029 (a) (i)	1,250,000	1,277,534	—	—	—	—	1,250,000	1,277,534

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a) (b) (i)	$4,000,000	$4,149,757	$—	$—	$—	$—	$4,000,000	$4,149,757
Southside Bancshares, Inc., 5.500% (3 Month LIBOR USD + 4.297%), 9/30/2026 (a) (i)	2,500,000	2,597,582	—	—	—	—	2,500,000	2,597,582
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(b)	2,700,000	2,767,737	—	—	—	—	2,700,000	2,767,737
Texas State Bankshares, Inc. 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(b) (i)	4,000,000	4,145,257	—	—	—	—	4,000,000	4,145,257
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (a) (i)	4,050,000	4,139,940	—	—	—	—	4,050,000	4,139,940
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (a)	3,000,000	3,099,365	—	—	—	—	3,000,000	3,099,365
Trinitas Capital Managemtn, LLC, 7.750%, 6/15/2023 (b)	2,250,000	2,333,705	750,000	777,901	(750,000)	(777,901)	2,250,000	2,333,705
Trinity Capital, Inc., 7.000%, 1/16/2025 (b)	80,000	2,000,000	—	—	—	—	80,000	2,000,000
Triumph Bancorp, Inc., 4.875% (3 Month LIBOR USD + 3.330%), 11/27/2029 (a) (i)	4,000,000	4,137,927	—	—	—	—	4,000,000	4,137,927
United Insurance Holdings Corp., 6.250%, 12/15/2027 (i)	4,500,000	4,712,851	—	—	—	—	4,500,000	4,712,851
Veritex Holdings, Inc., 4.750% (SOFR + 3.470%), 11/15/2029 (a) (b) (i)	1,750,000	1,807,085	—	—	—	—	1,750,000	1,807,085
Volunteer State Bancshares, Inc., 5.750% (SOFR + 4.365%), 11/15/2029 (a)(b)(i)	2,000,000	2,048,134	—	—	—	—	2,000,000	2,048,134
White River Bancshares Co., 5.875% (SOFR + 4.420%), 12/31/2029 (a)(b)	5,000,000	5,140,285	—	—	—	—	5,000,000	5,140,285
Wintrust Financial Corp., 4.850%, 6/6/2029 (i)	5,000,000	5,507,695	—	—	—	—	5,000,000	5,507,695
WT Holdings, Inc., 7.000%, 4/30/2023 (b) (i)	2,700,000	2,741,823	—	—	—	—	2,700,000	2,741,823

		283,562,931		2,132,904		(2,132,904)		283,562,931

Real Estate Investment Trust — 2.4%
Ready Capital Corp., 6.200%, 7/30/2026	280,000	7,532,000	—	—	—	—	280,000	7,532,000

TOTAL CORPORATE OBLIGATIONS (Cost — $284,115,087)		291,094,931		2,132,904		(2,132,904)		291,094,931

	Shares		Shares		Shares		Shares
Exchange-Traded Debt Securities — 0.0%
Financial — 0.0%
Capital Southwest Corp., 5.950%, 12/15/2022	—	$—	2,146	$55,324	(2,146)	$(55,324)	—	$—
Monroe Capital Corp., 5.750%, 10/31/2023	—	—	3,976	101,786	(3,976)	(101,786)	—	—
Oxford Square Capital Corp., 6.500%, 3/30/2024	—	—	15,116	387,574	(15,116)	(387,574)	—	—
PennantPark Investment Corp., 5.500%, 10/15/2024	—	—	3,829	98,290	(3,829)	(98,290)	—	—
Portman Ridge Finance Corp., 6.125%, 9/30/2022	—	—	3,388	85,547	(3,388)	(85,547)	—	—
Stellus Capital Investment Corp., 5.750%, 9/15/2022	—	—	397	10,153	(397)	(10,153)	—	—
THL Credit, Inc., 6.750%, 12/30/2022	—	—	4,604	117,218	(4,604)	(117,218)	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
THL Credit, Inc., 6.125%, 10/30/2023	—	$—	4,738	$123,884	(4,738)	$(123,884)	—	$—
WhiteHorse Finance, Inc., 6.500%, 11/30/2025	—	—	1,232	32,463	(1,232)	(32,463)	—	—

		—		1,012,239		(1,012,239)		—

TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost — $0)		—		1,012,239		(1,012,239)		—

Preferred Stocks — 6.5%
Financial — 2.0%
BancorpSouth Bank	200,000	5,220,000	—	—	—	—	200,000	5,220,000
TriState Capital Holdings, Inc.	40,000	1,070,600	—	—	—	—	40,000	1,070,600

		6,290,600		—		—		6,290,600

Real Estate Investment Trust — 4.5%
AGNC Investment Corp.	160,000	4,152,000	—	—	—	—	160,000	4,152,000
Annaly Capital Management, Inc.	160,000	4,176,000	—	—	—	—	160,000	4,176,000
ARMOUR Residential, Inc.	80,000	2,008,000	—	—	—	—	80,000	2,008,000
Ellington Financial, Inc.	80,000	2,084,800	—	—	—	—	80,000	2,084,800
New York Mortgage Trust, Inc.	80,000	2,052,000	—	—	—	—	80,000	2,052,000

		14,472,800		—		—		14,472,800

TOTAL PREFERRED STOCKS (Cost — $20,033,200)		20,763,400		—		—		20,763,400

Private Investment Funds — 0.0%
Bailard Real Estate Investment Trust	—	—	89,423	2,537,835	(89,423)	(2,537,835)	—	—
DSC Meridian Credit Opportunities Onshore Fund LP	—	—	1	1,534,506	(1)	(1,534,506)	—	—
Linden Investors LP	—	—	1	1,671,370	(1)	(1,671,370)	—	—
ShoreBridge Point72 Select, LLC	—	—	1,974	2,191,444	(1,974)	(2,191,444)	—	—
Walleye Opportunities Fund LP	—	—	1	2,245,404	(1)	(2,245,404)	—	—
Whitebox Asymmentric Opportunities Fund, LP	—	—	1	1,470,515	(1)	(1,470,515)	—	—

TOTAL PRIVATE INVESTMENT FUNDS (Cost — $0)		—		11,651,074		(11,651,074)		—

Rights — 0.0%
8i Enterprises Acquisition Corp., Expiration Date: December 30, 2020 (g)(h)	—	—	4,504	1,576	(4,504)	(1,576)	—	—
Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2020 (g)	—	—	2,674	642	(2,674)	(642)	—	—
Corium International, Expiration Date: March 31, 2020 (e)(f)(g)	—	—	18,163	—	(18,163)	—	—	—
Wealthbridge Acquisition Ltd., Expiration Date: November 7, 2020 (g)(h)	—	—	4,175	1,253	(4,175)	(1,253)	—	—

TOTAL RIGHTS (Cost — $0)		—		3,471		(3,471)		—

	Principal Amount		Principal Amount		Principal Amount		Principal Amount
U.S. Treasury Bills — 0.0%
United States Treasury Bill, 1.540%, 4/23/2020	—	—	1,126,000	1,122,192	(1,126,000)	(1,122,192)	—	—

TOTAL U.S. TREASURY BILLS (Cost — $0)		—		1,122,192		(1,122,192)		—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Warrants — 0.0%
8i Enterprises Acquisition Corp., Expiration Date: September 30, 2025 (g)(h)	—	—	4,504	1,712	(4,504)	(1,712)	—	—
Act II Global Acquisition Corp., Expiration Date: April 30, 2024 (g)(h)			1,259	1,637	(1,259)	(1,637)
B Riley Principal Merger Corp., Expiration Date: April 8, 2024 (g)	—	—	1,970	2,463	(1,970)	(2,463)	—	—
Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022 (g)	—	—	1,337	201	(1,337)	(201)	—	—
BiomX, Inc., Expiration Date: December 13, 2023 (g)	—	—	4,157	4,156	(4,157)	(4,156)	—	—
Boxwood Merger Corp., Expiration Date: November 26, 2025 (g)	—	—	4,354	3,657	(4,354)	(3,657)	—	—
ChaSerg Technology Acquisition Corp., Expiration Date: September 30, 2023 (g)	—	—	1,875	4,406	(1,875)	(4,406)	—	—
DD3 Acquisition Corp., Expiration Date: October 23, 2023 (g)(h)	—	—	5,717	2,744	(5,717)	(2,744)	—	—
Edtechx Holdings Acquisition Corp., Expiration Date: December 31, 2025 (g)	—	—	3,751	1,384	(3,751)	(1,384)	—	—
Far Point Acquisition Corp., Expiration Date: June 1, 2025 (g)	—	—	756	1,398	(756)	(1,398)	—	—
Gordon Pointe Acquisition Corp., Expiration Date: January 25, 2023 (g)	—	—	15,202	7,297	(15,202)	(7,297)	—	—
Immunovant, Inc., Expiration Date: March 31, 2024 (g)	—	—	2,703	5,406	(2,703)	(5,406)	—	—
KLDiscovery, Inc., Expiration Date: December 1, 2025 (g)			1,867	1,400	(1,867)	(1,400)	—	—
Legacy Acquisition Corp., Expiration Date: November 30, 2022 (g)	—	—	2,223	1,200	(2,223)	(1,200)	—	—
Leisure Acquisition Corp., Expiration Date: December 28, 2022 (g)	—	—	3,222	2,642	(3,222)	(2,642)	—	—
Merida Merger Corp. I, Expiration Date: November 7, 2026 (g)	—	—	5,404	2,702	(5,404)	(2,702)	—	—
Monocle Acquisition Corp., Expiration Date: June 12, 2024 (g)	—	—	1,391	996	(1,391)	(996)	—	—
Mudrick Capital Acquisition Corp., Expiration Date: March 12, 2025 (g)	—	—	8,811	6,431	(8,811)	(6,431)	—	—
Opes Acquisition Corp., Expiration Date: January 15, 2023 (g)	—	—	5,323	1,224	(5,323)	(1,224)	—	—
Twelve Seas Investment Co., Expiration Date: July 13, 2023 (g)(h)	—	—	3,408	3,067	(3,408)	(3,067)	—	—
Wealthbridge Acquisition Ltd., Expiration Date: February 29, 2024 (g)(h)	—	—	4,175	334	(4,175)	(334)	—	—

TOTAL WARRANTS (Cost — $0)		—		56,457		(56,457)		—

Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.450% (k)	3,066,209	3,066,209	—	—	—	—	3,066,209	3,066,209
Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class 1.453% (k)	—	—	662,016	662,016	(662,016)	(662,016)	—	—

TOTAL SHORT-TERM INVESTMENTS (Cost — $3,066,209)		3,066,209		662,016		(662,016)		3,066,209

TOTAL INVESTMENTS — 100.6% (Cost — $311,423,185)		315,144,540		85,134,879		(78,111,624)		322,167,795
Liabilities in Excess of Other Assets — (0.6%)		(78,682,397)		(5,036,901)		81,941,227		(1,778,071)

NET ASSETS — 100.0%		$236,462,143		$80,097,978		$3,829,603		$320,389,724

LIBOR London Inter-Bank Offered Rate

SOFR Secured Overnight Financing Rate

ADR American Depositary Receipt

(a)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2020.
(b)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted.

(c)

Variable or Floating Rate Security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of January 31, 2020.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2020.
(e)	As of January 31, 2020, the Fund has fair valued these securities. Value determined using significant unobservable inputs.
(f)	All or a portion of the security has been pledged as collateral in connection with securities sold short and written options contracts.
(g)	Non-income producing security.
(h)	Foreign security denominated in U.S. Dollars.
(i)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements.
(j)	All or a portion of the security has been pledged as collateral in connection with open credit agreements.
(k)	Rate disclosed is the seven day yield as of January 31, 2020.

Schedule of Open Reverse Repurchase Agreements

January 31, 2020 (Unaudited)

					Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Value	Value	Value	Value
Lucid Management and Capital Partners LP	2.750%	1/16/2020	2/13/2020	$55,732,952	$55,614,000	$—	$(46,561,987)	$9,052,013

					$55,614,000	$—	$(46,561,987)	$9,052,013

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Schedule of Securities Sold Short

January 31, 2020 (Unaudited)

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Securities Sold Short — 0.0%
Common Stocks — 0.0%
Communications — 0.0%
Blucora, Inc. (a)			(6,749)	$(152,190)	$6,749	$152,190	—	$—
EverQuote, Inc. - Class A (a)	—	$—	(7,225)	(265,085)	7,225	265,085	—	—
Meet Group, Inc. (a)	—	—	(31,325)	(166,962)	31,325	166,962	—	—
Shutterstock, Inc. (a)	—	—	(3,101)	(134,367)	3,101	134,367	—	—
TechTarget, Inc. (a)	—	—	(6,723)	(170,697)	6,723	170,697	—	—

		—		(889,301)		889,301		—

Consumer Discretionary — 0.0%
Adient PLC (a)(b)	—	—	(6,994)	(179,816)	6,994	179,816	—	—
Chuy’s Holdings, Inc. (a)	—	—	(3,123)	(76,670)	3,123	76,670	—	—
Denny’s Corp. (a)	—	—	(13,085)	(267,850)	13,085	267,850	—	—
Domino’s Pizza, Inc.	—	—	(510)	(143,693)	510	143,693	—	—
El Pollo Loco Holdings, Inc. (a)	—	—	(9,921)	(136,711)	9,921	136,711	—	—
Freshpet, Inc. (a)	—	—	(3,444)	(216,559)	3,444	216,559	—	—
Kontoor Brands, Inc.	—	—	(6,223)	(237,345)	6,223	237,345	—	—
Methode Electronics, Inc.	—	—	(11)	(360)	11	360	—	—
Regis Corp. (a)	—	—	(14,053)	(218,103)	14,053	218,103	—	—
Sally Beauty Holdings, Inc. (a)	—	—	(10,566)	(162,188)	10,566	162,188	—	—
Taylor Morrison Home Corp. (a)	—	—	(2,603)	(67,366)	2,603	67,366	—	—
Tesla, Inc. (a)	—	—	(516)	(335,694)	516	335,694	—	—
Thor Industries, Inc.			(2,135)	(171,910)	2,135	171,910	—	—
Tiffany & Co.			(572)	(76,659)	572	76,659	—	—
Wingstop, Inc.	—	—	(1,897)	(175,985)	1,897	175,985	—	—
Winnebago Industries, Inc.	—	—	(3,548)	(194,288)	3,548	194,288	—	—

		—		(2,661,197)		2,661,197		—

Consumer Staples — 0.0%
Beyond Meat, Inc. (a)	—	—	(971)	(107,218)	971	107,218	—	—
Clorox Co.	—	—	(1,932)	(303,923)	1,932	303,923	—	—

		—		(411,141)		411,141		—

Energy — 0.0%
SolarEdge Technologies, Inc. (a)	—	—	(2,044)	(200,026)	2,044	200,026	—	—

Financials — 0.0%
Aircastle Ltd. (b)			(120)	(3,851)	120	3,851	—	—
Digital Realty Trust, Inc. - REIT	—	—	(1,411)	(173,539)	1,411	173,539	—	—
Goosehead Insurance, Inc. - Class A	—	—	(1,371)	(71,539)	1,371	71,539	—	—
Hargreaves Lansdown PLC	—	—	(8,899)	(202,704)	8,899	202,704	—	—
New York Community Bancorp, Inc.			(9,104)	(100,690)	9,104	100,690	—	—
Prologis, Inc. - REIT	—	—	(17,097)	(1,587,969)	17,097	1,587,969	—	—
South State Corp.			(231)	(17,466)	231	17,466	—	—
SVB Financial Group (a)			(500)	(120,165)	500	120,165	—	—
Western Union Co.			(3,993)	(107,412)	3,993	107,412	—	—

		—		(2,385,335)		2,385,335		—

Health Care — 0.0%
AbbVie, Inc.	—	—	(6,728)	(545,103)	6,728	545,103	—	—
Apyx Medical Corp. (a)	—	—	(4,339)	(32,933)	4,339	32,933	—	—
AtriCure, Inc. (a)	—	—	(3,868)	(150,465)	3,868	150,465	—	—
Envista Holdings Corp. (a)			(4,711)	(139,398)	4,711	139,398	—	—
Inmode Ltd. (a)(b)	—	—	(1,922)	(83,280)	1,922	83,280	—	—
Joint Corp. (a)	—	—	(13,700)	(228,790)	13,700	228,790	—	—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Lannett Co., Inc. (a)	—	$—	(5,276)	$(42,947)	$5,276	$42,947	—	$—
Natera, Inc. (a)			(4,421)	(154,779)	4,421	154,779
Neurocrine Biosciences, Inc. (a)	—	—	(1,300)	(130,104)	1,300	130,104	—	—
Pacira BioSciences, Inc. (a)	—	—	(4,596)	(198,639)	4,596	198,639	—	—
Quotient Ltd. (a)(b)			(8,019)	(59,782)	8,019	59,782
Tactile Systems Technology, Inc. (a)	—	—	(2,059)	(115,695)	2,059	115,695	—	—
Tivity Health, Inc. (a)			(2,852)	(61,731)	2,852	61,731
Triple-S Management Corp. - Class B (a)(b)			(1,658)	(29,214)	1,658	29,214
Twist Bioscience Corp. (a)	—	—	(3,674)	(91,262)	3,674	91,262	—	—
Varex Imaging Corp. (a)	—	—	(7,615)	(210,555)	7,615	210,555	—	—
Zynex, Inc. (a)	—	—	(10,088)	(96,946)	10,088	96,946	—	—

		—		(2,371,623)		2,371,623		—

Industrials — 0.0%
AAON, Inc.	—	—	(4,310)	(226,016)	4,310	226,016	—	—
Advanced Energy Industries, Inc. (a)	—	—	(5,739)	(401,386)	5,739	401,386	—	—
Axon Enterprise, Inc. (a)	—	—	(1,914)	(147,014)	1,914	147,014	—	—
Badger Meter, Inc.	—	—	(1,827)	(107,903)	1,827	107,903	—	—
National Presto Industries, Inc.	—	—	(1,383)	(119,201)	1,383	119,201	—	—
SiteOne Landscape Supply, Inc. (a)	—	—	(1,233)	(119,046)	1,233	119,046	—	—
WillScot Corp. (a)	—	—	(7,235)	(136,380)	7,235	136,380	—	—

		—		(1,256,946)		1,256,946		—

Materials — 0%
NewMarket Corp.	—	—	(501)	(220,249)	501	220,249	—	—
Quaker Chemical Corp.	—	—	(2,694)	(447,258)	2,694	447,258	—	—
WD-40 Co.	—	—	(1,773)	(331,232)	1,773	331,232	—	—

		—		(998,739)		998,739		—

Technology — 0.0%
Allscripts Healthcare Solutions, Inc. (a)	—	—	(20,269)	(173,908)	20,269	173,908	—	—
Avaya Holdings Corp. (a)	—	—	(16,531)	(211,101)	16,531	211,101	—	—
Cerence, Inc. (a)	—	—	(13,580)	(289,933)	13,580	289,933	—	—
Comtech Telecommunications Corp.			(543)	(15,698)	543	15,698
Cree, Inc. (a)	—	—	(1,700)	(79,033)	1,700	79,033	—	—
Digi International, Inc. (a)	—	—	(2,575)	(40,672)	2,575	40,672	—	—
Digital Turbine, Inc. (a)	—	—	(13,085)	(81,650)	13,085	81,650	—	—
Extreme Networks, Inc. (a)	—	—	(24,060)	(141,954)	24,060	141,954	—	—
Fitbit, Inc. - Class A (a)	—	—	(2,145)	(13,985)	2,145	13,985	—	—
FormFactor, Inc. (a)	—	—	(5,402)	(136,725)	5,402	136,725	—	—
Inovalon Holdings, Inc. - Class A (a)	—	—	(10,572)	(214,189)	10,572	214,189	—	—
Inseego Corp. (a)			(7,729)	(51,862)	7,729	51,862
Insight Enterprises, Inc. (a)	—	—	(1,100)	(72,457)	1,100	72,457	—	—
Lattice Semiconductor Corp. (a)	—	—	(14,382)	(267,505)	14,382	267,505	—	—
LivePerson, Inc. (a)	—	—	(1,424)	(58,398)	1,424	58,398	—	—
MACOM Technology Solutions Holdings, Inc. (a)	—	—	(6,691)	(190,158)	6,691	190,158	—	—
NetScout Systems, Inc. (a)	—	—	(10,414)	(267,744)	10,414	267,744	—	—
Phreesia, Inc. (a)	—	—	(2,643)	(81,933)	2,643	81,933	—	—
Power Integrations, Inc.	—	—	(2,777)	(271,229)	2,777	271,229	—	—
Simulations Plus, Inc.			(1,458)	(47,502)	1,458	47,502
Synaptics, Inc. (a)	—	—	(1,068)	(71,225)	1,068	71,225	—	—

		—		(2,778,861)		2,778,861		—

TOTAL COMMON STOCKS (Proceeds — $0)		—		(13,953,169)		13,953,169		—

	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Exchange-Traded Funds — 0.0%
Invesco Senior Loan ETF	—	$—	(13,739)	$(310,639)	$13,739	$310,639	—	$—
iShares iBoxx High Yield Corporate Bond ETF	—	—	(5,424)	(474,763)	5,424	474,763	—	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	—	—	(25,525)	(685,601)	25,525	685,601	—	—

TOTAL EXCHANGE-TRADED FUNDS (Proceeds — $0)		—		(1,471,003)		1,471,003		—

TOTAL SECURITIES SOLD SHORT (Proceeds — $0)		$—		$(15,424,172)		$15,424,172		$—

(a)	Non-income producing security.
(b)	Foreign security denominated in U.S. Dollars.

Schedule of Options Written

January 31, 2020 (Unaudited)

					Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
	Exercise Price	Expiration Date	Notional Amount	Contracts	Value	Value	Value	Value
Call Options — 0.0%
ArQule, Inc. (a)	20.00	April 17, 2020	(116,000)	(58)	—	—	—	—
ArQule, Inc. (a)	22.00	April 17, 2020	(4,400)	(2)	—	—	—	—
Darling Ingredients, Inc. (a)	32.00	April 17, 2020	(460,800)	(144)	—	(5,760)	5,760	—
Instructure, Inc. (a)	50.00	February 21, 2020	(30,000)	(6)	—	(420)	420	—

TOTAL CALL OPTIONS						(6,180)	6,180	—

Put Options — 0.0%
Euronav NV (a)	12.50	February 21, 2020	(147,500)	(118)	—	(32,450)	32,450	—

TOTAL PUT OPTIONS						(32,450)	32,450

TOTAL OPTIONS WRITTEN (Premiums Received $21,038)					$—	$(38,630)	$38,630	$—

(a)	Non-income producing security.

Schedule of Open Futures Contracts

January 31, 2020 (Unaudited)

				Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
Description	Expiration Date	Number of Contracts	Value at Trade Date	Value at January 31, 2020	Value at January 31, 2020	Value at January 31, 2020	Value at January 31, 2020
CBOT 10-Year Eris Swap	March 2029	(2)	$(203,577)	$—	$(227,467)	$227,467	$—
CBOT 3-Year Eris Swap	March 2021	(30)	(2,907,126)	—	(2,971,791)	2,971,791	—

TOTAL FUTURES CONTRACTS			$(3,110,703)	$—	$(3,199,258)	$3,199,258	$—

				Unrealized Depreciation	Unrealized Depreciation	Unrealized Depreciation	Unrealized Depreciation
CBOT 10-Year Eris Swap				$—	$(23,890)	$23,890	$—
CBOT 3-Year Eris Swap				—	(64,665)	64,665	—

TOTAL FUTURES CONTRACTS				$—	$(88,555)	$88,555	$—

Pro Forma Statement of Assets and Liabilities

January 31, 2020 (Unaudited)

	Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments		Pro Forma Combined
Assets
Investments in securities at fair value (cost $307,434,617, $84,031,317, ($76,976,540), $311,423,185)	$315,144,540	$85,134,879	$(78,111,624	)(a)	$322,167,795
Cash	100,000	—	—		100,000
Cash deposited with broker	—	32,976,611	(32,976,611	)(a)	—
Receivable for investment securities sold	—	1,324,832	—		1,324,832
Dividends and interest receivable	3,154,733	200,333	—		3,355,066
Prepaid expenses	9,134	—	—		9,134

Total Assets	318,408,407	119,636,655	(111,088,235)		326,956,827

Liabilities
Payable for reverse repurchase agreements	55,614,000	—	(46,561,987	)(b)	9,052,013
Securities Sold Short, at value (proceeds $0, $14,500,272, ($14,500,272), $0)	—	15,424,172	(15,424,172	)(a)	—
Foreign currency due to custodian, at value (proceeds $0, $1,860,388, ($1,860,388), $0)	—	1,816,489	(1,816,489	)(a)	—
Option Contracts Written, at value (proceeds $0, $21,038, ($21,038), $0)	—	38,630	(38,630	)(a)	—
Variation margin	—	2,117	(2,117	)(a)	—
Payable for credit agreements	25,900,000	21,344,840	(47,244,840	)(b)	—
Payable for investments purchased	—	648,033	—		648,033
Interest payable for credit and reverse repurchase agreements	158,280	—	—		158,280
Payable to Adviser	231,101	95,334	—		326,435
Payable to administrator, fund accountant, and transfer agent	20,751	22,280	—		43,031
Payable to custodian	2,800	—	—		2,800
Payable to Trustees	—	7,457	—		7,457
Other accrued expenses	19,332	139,325	—		158,657

Total Liabilities	81,946,264	39,538,677	(111,088,235)		10,396,706

Net Assets	$236,462,143	$80,097,978	$—		$316,560,121

Net Assets consist of:
Paid-in capital	$228,752,220	$83,748,167	—		$312,500,387
Total distributable earnings (accumulated deficit)	7,709,923	(3,650,189)	—		4,059,734

Net Assets	$236,462,143	$80,097,978	$—		$316,560,121

Shares outstanding (unlimited number of shares authorized, par value of $0.001 per share)	11,519,934	5,723,895	(1,821,691	)(c)	15,422,138

Net asset value (“NAV”)	$20.53	$13.99			$20.53

(a)	The Pro forma portfolio reflects the reduction in securities of the Acquired Fund to align with the investment strategy of the Acquiring Fund.
(b)	The reduction in leverage reflects the Fund’s ability to remain fully invested and avoid cash drag as the portfolio is shifted to reflect the investment strategy of the Acquiring Fund.
(c)	Adjustment reflects shares issued in conversion.

See accompanying notes which are an integral part of these pro forma financial statements.

Pro Forma Statement of Operations

For the Period May 31, 2019 Through January 31, 2020 (Unaudited)

	Financial Strategies Income Term Trust (a)	Vivaldi Opportunities Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income
Interest	$8,172,868	$2,493,707	$—		$10,666,575
Dividends	1,084,759	1,981,399	—		3,066,158

Total Investment Income	9,257,627	4,475,106	—		13,732,733

Expenses
Investment Advisory	2,387,814	1,369,747	(535,360	)(b)	3,222,201
Service fees	212,250	93,298	(19,130	)(b)	286,418
Legal	150,555	118,253	—		268,808
Trustee	28,574	37,397	(37,397	)(b)	28,574
Fund accounting	21,863	17,744	(1,339	)(b)	38,268
Audit	29,200	34,819	(34,819	)(b)	29,200
Transfer agent	25,411	23,554	(7,704	)(b)	41,261
Administration	34,227	—	13,202	(b)	47,429
Printing	31,345	10,774	(10,774	)(b)	31,345
Custodian	9,168	2,745	(2,745	)(b)	9,168
Compliance	9,073	15,257	(15,257	)(b)	9,073
Insurance	2,817	12,882	(12,882	)(b)	2,817
Registration	350	—	515	(c)	865
Miscellaneous	42,103	4,715	(4,715	)(b)	42,103
Offering costs	—	102,449	(102,449)		—
Dividends on securities sold short	—	217,489	(217,489)		—
Interest	746,867	451,653	(190,671)		1,007,849

Total Expenses	3,731,617	2,512,776	(1,179,014)		5,065,379

Fees contractually waived by Adviser (See Note 4)	(154,748)	—	707		(154,041)
Fees voluntarily waived by Adviser (See Note 4)	(619,063)	—	(216,323)		(835,386)

Net operating expenses	2,957,806	2,512,776	(1,394,630)		4,075,952

Net Investment Income (Loss)	6,299,821	1,962,330	1,394,630		9,656,781

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,445,030	1,627,176	2,096,806		5,169,012
Net change in unrealized appreciation (depreciation) on investments	7,709,923	1,538,234	(2,096,806)		7,151,351

Net realized and unrealized gain (loss) on investments	9,154,953	3,165,410	—		12,320,363

Net increase (decrease) in net assets resulting from operations	$15,454,774	$5,127,740	$1,394,630		$21,977,144

(a)	Fund commenced operation on May 31, 2019.
(b)	Adjustments reflect the elimination of duplicate costs, economies of scale or additional expenses related to increase in assets.
(c)	Adjustment reflects the additional costs related to shares issued during conversion.

See accompanying notes which are an integral part of these pro forma financial statements.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

NOTE 1. BASIS OF COMBINATION

Vivaldi Opportunities Fund (the “Acquired Fund” or “VOF”), organized as a Maryland corporation on March 20, 2017, is a non-diversified, closed-end management company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Acquired Fund commenced investment operations on October 2, 2017. Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund” or “FINS”), a Delaware statutory trust organized on June 14, 2018, is a non-diversified closed-end management investment company registered under the 1940 Act, as amended. The Acquiring Fund commenced operations on May 31, 2019 and is listed on the New York Stock Exchange (“NYSE”) under the symbol “FINS”.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”) as if the Reorganization had taken place as of January 31, 2020. The Acquiring Fund will be the accounting survivor of the Reorganization.

The reorganization involves the transfer of all the assets, and all of the liabilities of VOF to FINS in exchange for shares of common stock of FINS, and the pro rata distribution of such shares of FINS to the shareholders of VOF, as provided in the Agreement and Plan of Reorganization.

The unaudited pro forma schedules of investments, statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of VOF and FINS. The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on January 31, 2020.

Angel Oak Capital Advisors LLC, the investment adviser of the Acquiring Fund, and Vivaldi Asset Management, LLC, the investment adviser of the Acquired Fund, will bear expenses incurred in connection with the Reorganization, as agreed to by those parties. Certain expenses of the Reorganization are estimated to be $520,000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma combined financial statements were prepared in accordance with the generally accepted accounting principles in the United States of America (“GAAP”) and the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Securities Valuation and Fair Value Measurements – The Acquiring Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

The Acquiring Fund’s fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, corporate obligations and trust preferred securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities in the Acquiring Fund, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Acquiring Fund’s Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise fair value will be determined in accordance with the procedures adopted by the Acquiring Fund’s Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Acquiring Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities in the Acquiring Fund having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities in the Acquiring Fund may be fair valued in accordance with the fair valuation procedures approved by the Acquiring Fund’s Board. The Acquiring Fund’s Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Acquiring Fund’s valuation processes and reports quarterly to the Acquiring Fund’s Board. The Acquiring Fund’s Valuation and Risk Management Oversight Committee has delegated to the Acquiring Fund’s Valuation Committee of Angel Oak Capital Advisors, LLC the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Angel Oak Capital Advisors, LLC’s Pricing Committee report quarterly to the Acquiring Fund’s Valuation and Risk Management Oversight Committee.

The Acquired Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Acquired Fund. The Board of Directors of the Acquired Fund has approved valuation procedures for the Acquired Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by Investment Manager or a Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

by the Investment Manager or a Sub-Adviser at amortized cost, which the Acquired Fund’s Board has determined to approximate fair value. All other instruments held by the Acquired Fund will be valued in accordance with the Valuation Procedures.

The Acquired Fund will generally value shares of an exchange traded fund (an “ETF” and collectively, “ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Acquired Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.

The Acquired Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Acquired Fund’s valuation.

As a general matter, the fair value of the Acquired Fund’s interest in a private investment fund will represent the amount that the Acquired Fund could reasonably expect to receive from the private investment fund if the Acquired Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Acquired Fund believes is reliable. In the event that the private investment fund does not report a value to the Acquired Fund on a timely basis, the Acquired Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Acquired Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Acquired Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Acquired Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Acquired Fund’s Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Acquired Fund’s Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The following is a summary of the inputs used to value each Fund’s net assets as of January 31, 2020:

Acquiring Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$—	$220,000	$—	$220,000
Corporate Obligations	—	291,094,931	—	291,094,931
Preferred Stocks	19,692,800	1,070,600	—	20,763,400
Short-Term Investments	3,066,209	—	—	3,066,209

Total	$22,759,009	$292,385,531	—	$315,144,540

Other Financial Instruments*
Liabilities
Reverse Repurchase Agreements	$—	$55,614,000	$—	$55,614,000

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

	Acquired Fund
Assets	Level 1	Level 2	Level 3	N/A	Total
Asset-Backed Securities	$—	$13,202,343	$—	$—	$13,202,343
Bank Loans	—	—	4,841,580	—	4,841,580
Closed-End Funds	22,942,130	—	—	—	22,942,130
Collateralized Mortgage Obligations	—	8,348,566	—	—	8,348,566
Common Stocks	19,159,907	—	—	—	19,159,907
Corporate Obligations	—	2,132,904	—	—	2,132,904
Exchange-Traded Debt Securities	1,012,239	—	—	—	1,012,239
Private Investment Funds	—	—	—	11,651,074	11,651,074
Rights	3,471	—	—	—	3,471
U.S. Treasury Bills	—	1,122,192	—	—	1,122,192
Warrants	56,457	—	—	—	56,457
Short-Term Investments	662,016	—	—	—	662,016

Total	43,836,220	$24,806,005	$4,841,580	$11,651,074	85,134,879

Other Financial Instruments*
Liabilities
Securities Sold Short	$15,424,172	$—	$—	$—	$15,424,172
Options Written	$6,180	$—	$—	$—	$6,180
Futures	$3,199,258	$—	$—	$—	$3,199,258

Pro Forma Combined
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,181,675	$—	$2,181,675
Bank Loans	—	—	4,841,580	4,841,580
Collateralized Loan Obligations	—	220,000	—	220,000
Corporate Obligations	—	291,094,931	—	291,094,931
Preferred Stocks	20,763,400	—	—	20,463,400
Short-Term Investments	3,066,209	—	—	3,066,209

Total	$23,829,609	$293,496,606	$4,841,580	$321,867,795

Other Financial Instruments*
Liabilities
Reverse Repurchase Agreements	$—	$9,052,013	$—	$9,052,013

*	Other Financial Instruments are derivative instruments. Futures are reflected at the unrealized depreciation on the instrument as reflected in the consolidated Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2020, each fund did not recognize any transfers to or from Level 3. See the quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Pro Forma Combined	Balance as of 6/01/19	Amortization	Net Realized Gain (Loss)	Change in net Unrealized Appreciation (Depreciation)	Purchases	Paydowns/ Sales	Return of Capital Dividends	Transfers into Level 3	Transfers Out of Level 3	Balance as of 1/31/20
Bank Loans	$4,452,500	5,590	83,494	39,017	4,731,665	(4,420,727)	(49,959)	—	—	$4,841,580

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Pro Forma Combined	Fair Value as of January 31, 2020	Valuation Techniques	Unobservable Input	Impact to Valuation from an increase in input*
Bank Loans	$4,841,580	Recent Transaction Price	Recent Transaction Price	Increase

*

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes – Each Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund generally will not be subject to federal income tax to the extent they distribute substantially all of its net investment income and capital gains to shareholders. Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Each Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life. Dividend income and corporate actions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by each Fund may be comprised of dividends, capital gains and return of capital. Each Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to each Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders – Distributions from the Acquiring Fund’s net investment income are declared and paid monthly. The Acquiring Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

The Acquired Fund intends to make monthly distributions to its shareholders equal to 10% annually of the Acquired Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Acquired Fund’s Board from time to time. The amount and timing of distributions are

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes. investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Acquired Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Acquired Fund’s Distribution Policy may, under certain circumstances, have certain adverse consequences to the Acquired Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Acquired Fund and, over time, increase the Acquired Fund’s expense ratio. The Acquired Fund’s Distribution Policy also may cause the Acquired Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Acquired Fund will be sold and the difference will generally be a tax-free return of capital from the Acquired Fund’s assets. The Acquired Fund’s final distribution for each calendar year will include any remaining

Capital Share Shelf Offering – During the current reporting period, the Acquired Fund was authorized by the Securities and Exchange Commission to issue additional shares through a shelf offering (“Shelf Offering”), in which the aggregate offering amount is not to exceed $250,000,000. Under this Shelf Offering, the Acquired Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Acquired Fund’s net asset value per common share and also through rights offerings and at-the-market offerings. As of January 31, 2020, no additional shares were sold in connection with the Shelf Offering.

Costs incurred by the Acquired Fund in connection with the Shelf Offering were recorded as a prepaid expense and recognized as prepaid offering costs on the Statement of Assets and Liabilities. These costs will be amortized pro rata as shares are sold and will be recognized as a component of capital. Any deferred offering costs remaining one year after effectiveness of the Shelf Offering will be expensed. Costs incurred by the Acquired Fund to keep the Shelf Offering current will be expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations. As of January 31, 2020, no amounts of offering costs were amortized in connection with the Shelf Offering because no shares had been sold in connection with the Shelf Offering.

Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. Each Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Acquiring Fund’s organizational documents, the Acquiring Fund will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Acquiring Fund.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

Additionally, in the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Acquiring Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Acquiring Fund that have not yet occurred.

In the normal course of business, the Acquired Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Acquired Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Acquired Fund that have not yet occurred. However, the Acquired Fund expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government securities and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Advisers believe market, economic or political conditions are unfavorable for investors, the Advisers may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Repurchase Agreements – Repurchase agreements are transactions by which the Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by each Fund, collateralized by securities, which are delivered to Acquiring Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Acquiring Fund will seek to liquidate such collateral. The exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, each Fund could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Acquiring Fund of a security to a party for a specified price, with the simultaneous agreement by Acquiring Fund to repurchase that security from that party on a future date at a higher price.

Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Acquiring Fund. In such situations, the Acquiring Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while Acquiring Fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Acquiring Fund will segregate assets determined to be liquid by Angel Oak Capital Advisors, LLC or otherwise covered its obligations under reverse repurchase agreement.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts in the combined fund is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Corporate Obligations	$—	$55,614,000	$—	$—	$55,614,000
Total	$—	$55,614,000	$—	$—	$55,614,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$55,614,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$—

Subordinated Debt of Banks and Diversified Financial Companies – The Acquiring Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and depots held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

High Yield Securities – The Acquiring Fund may invest in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by Angel Oak Capital Advisors, LLC to be of comparable quality.

Structured Products – The Acquiring Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Acquiring Fund invests. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the collateral may decline in value or default, the Acquiring Fund may invest in Structured Products that are not subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks – Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease.

Closed-End Funds (“CEFs”) – The Acquired Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Acquired Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Acquired Fund’s management fees and expenses, which results in the Acquired Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

Exchange Traded Funds (“ETFs”) – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, the Acquired Fund shareholders indirectly bear their proportionate share of these expenses. Therefore, the cost of investing in the Acquired Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities. Each ETF in which the Acquired Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

Futures Contracts – The Acquired Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments, respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by the Acquired Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Acquired Fund will mark to market its open futures positions. The Acquired Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Acquired Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Acquired Fund realizes a capital gain, or if it is more, the Acquired Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Acquired Fund realizes a capital gain, or if it is less, the Acquired Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below,

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

however, the Acquired Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Acquired Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Acquired Fund.

At any time prior to the expiration of a futures contract, the Acquired Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Acquired Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Acquired Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Acquired Fund to substantial losses. In such event, and in the event of adverse price movements, the Acquired Fund would be required to make daily cash payments of variation margin. In such situations, if the Acquired Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Acquired Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Acquired Fund’s performance.

Options – The Acquired Fund may write or purchase call and put options on specific securities and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Acquired Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Acquired Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Acquired Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Private Investment Funds – The Acquired Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Acquired Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Acquired Fund’s own operations, thereby increasing

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

indirect Acquired Fund costs and potentially reducing returns to shareholders. A private investment fund in which the Acquired Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and, therefore, the value of the Acquired Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Acquired Fund’s approval, which could force the Acquired Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Acquired Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Acquired Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Securities Sold Short – Short sales are transactions in which the Acquired Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Acquired Fund must borrow the security to make delivery to the buyer. The Acquired Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Acquired Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Acquired Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Acquired Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Acquired Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Swaps – Each Fund may enter into swap contracts to hedge various investments for risk management or to pursue its investment objective. Each Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Trust Preferred Securities – The Acquiring Fund may invest in trust preferred securities, or “TruPS,” which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of beneficial interest-bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature of have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically per permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

NOTE 4. DERIVATIVE AND HEDGING DISCLOSURE

The Acquired Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging, which requires enhanced disclosures about the Acquired Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

For either investment or hedging purposes, the Acquired Fund may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Acquired Fund’s investment objective. The Acquired Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Acquired Fund invested in options contracts, futures contracts, and swap contracts during the period ended January 31, 2020, which did not have a material impact on the Acquired Fund’s performance.

The effects of these derivative instruments on the Acquired Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of January 31, 2020 by risk category are as follows:

	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value
Equity Price Risk	Option Contracts Written	$38,630
Interest Rate Risk	Unrealized Depreciation on Open Futures Contracts	$2,117

Total		$40,747

The effects of derivative instruments on the Statement of Operations for the period ended January 31, 2020 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Option Contracts	Option Contracts Written	Futures Contracts	Swap Contracts
Equity Price Risk	$(11,752)	$38,640	$—	$102
Interest Rate Risk	$—	$—	$—	$—

Total	$(11,752)	$38,640	$—	$102

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Option Contracts	Option Contracts Written	Futures Contracts	Swap Contracts
Equity Price Risk	$—	$(17,592)	$—	$—
Interest Rate Risk	$—	$—	$(88,555)	$—

Total	$—	$(17,592)	$(88,555)	$—

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of January 31, 2020 are as follows:

Derivative	Quarterly Average	Amount
Option Contracts Purchased	Average Notional Value	$106,933
Option Contracts Written	Average Notional Value	(545,067)
Long Swap Contracts	Average Notional Value	112,099
Short Swap Contracts	Average Notional Value	(112,426)
Futures Contracts	Average Notional Value	(3,110,703)

NOTE 5. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Pro Forma Combined Fund’s Statement of Assets and Liabilities as of January 31, 2020.

				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$55,614,000	$—	$55,614,000	$55,614,000	$—	$—

NOTE 6. CREDIT AGREEMENTS

On September 17, 2019, the Acquiring Fund entered into a $30 million line of credit agreement (the “Facility”) with IBERIABANK, which matures September 17, 2022. Under the Facility, interest is charged on a floating rate based on one-month LIBOR plus 2.40% and is payable on the last day of the interest period, which was 4.06% as of January 31, 2020. The Acquiring Fund is required to pay IBERIABANK a commitment fee of 0.50% on the unused portion of the Facility if the Acquiring Fund does not achieve a 75% utilization rate in each year. This committee fee is waived for the first year. The Fund paid an origination fee of $120,000 and other expenses on September 17, 2019, which were paid upfront and are being accrued for daily over the life of the loan. For the period ended January 31, 2020, the average principal balance and interest rate was $14,965,672 and 4.19%. The maximum loan outstanding during the period was $25,900,000. As of January 31, 2020, the outstanding principal balance under the Facility was $25,900,000.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

The Acquired Fund has entered into a borrowing agreement with BNP Paribas. The Acquired Fund may borrow amounts up to one-third of the value of its assets. The Acquired Fund is charged interest of one-month LIBOR plus 0.75% for borrowing under this agreement. The average interest rate, average daily loan balance, maximum outstanding and amount recoded as interest expense for the period ended January 31, 2020 were 2.75%, $20,089,379, $22,569,846, and $373,051, respectively. The Fund had outstanding borrowings for 245 days during the period ended January 31, 2020. At January 31, 2020, the balance was $21,345,383 and the interest rate was 2.41%.

NOTE 7. FUND CERTIFICATION

The Acquiring Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Acquiring Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

NOTE 8. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Acquiring Fund (the “Agreement”), the Angel Oak Capital Advisors LLC manages the Acquiring Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Acquiring Fund is obligated to pay the Angel Oak Capital Advisors LLC a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily Managed Assets (as defined below) of the Acquiring Fund. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”). The Angel Oak Capital Advisors LLC has voluntarily agreed to waive its management fee to 1.00% of the Fund’s Managed Assets for the first year of the Acquiring Fund’s operation. The Angel Oak Capital Advisors LLC may not recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to this arrangement. The Angel Oak Capital Advisors LLC may amend or discontinue this voluntary waiver at any time without advance notice

The Angel Oak Capital Advisors LLC has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “Expense Limit”) through at least May 31, 2020 (the “Limitation Period”). The Expense Limit may be eliminated at any time by the Acquiring Fund’s Board, on behalf of the Acquiring Fund, upon 60 days’ written notice to the Angel Oak Capital Advisors LLC. Prior to the end of the Limitation Period, the Expense Limit may not be terminated by the Angel Oak Capital Advisors LLC without the consent of the Acquiring Fund’s Board. The contractual waiver and/or reimbursement by the Angel Oak Capital Advisors LLC with respect to the Fund is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Acquiring Fund is able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). The amount subject to repayment by the Fund, pursuant to the aforementioned conditions at January 31, 2020, is $154,748 and is recoverable through January 31, 2023.

The Acquired Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Acquired Fund’s average daily Managed Assets (as defined below) in consideration of the advisory and other services it provides. “Managed Assets” means the total assets of the

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Acquired Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager seeks to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund.

Destra Capital Investments LLC (“Destra”) provides investor support services in connection with the ongoing operation of the Acquiring Fund. Such services include providing ongoing contact with respect to the Acquiring Fund and its performance with financial advisors that are representatives of financial intermediaries, communicating with the NYSE specialist for the Shares, and with the closed-end fund analyst community regarding the Acquiring Fund on a regular basis. The Acquiring Fund pays Destra a service fee in an annual amount equal to 0.12% of the average aggregate daily value of the Acquiring Fund’s Managed Assets during the Acquiring Fund’s first year of operations and 0.10% of the average daily value of the Acquiring Fund’s Managed Assets if the Acquiring Fund’s average Managed Assets is less than $500 million, otherwise the Acquiring Fund will pay 0.07% of the average daily value of the Acquiring Fund’s Managed Assets from the end of the Acquiring Fund’s first year of operations through the Termination Date.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Acquiring Fund. Fund Services also serves as the Acquiring Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Acquiring Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Acquiring Fund’s custodian; coordinates the preparation and payment of the Acquiring Fund’s expenses and reviews the Acquiring Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Acquiring Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Acquiring Fund.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Acquired Fund. The Acquired Fund’s allocated fees incurred for CCO services for the period ended December 31, 2019, are reported on the Statement of Operations.

Foreside Fund Services, LLC serves as the Acquired Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Acquired Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Acquired Fund’s custodian.

Certain officers of the Acquired Fund are employees of UMBFS. The Acquired Fund does not compensate officers affiliated with the Acquired Fund’s administrator. For the period ended December 31, 2019, the Acquired Fund’s allocated fees incurred for directors are reported on the Statement of Operations.

Certain officers, Trustees and shareholders of Acquiring Fund are also owners or employees of Angel Oak Capital Advisors, LLC.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

January 31, 2020 (Unaudited)

NOTE 9. INVESTMENT TRANSACTIONS

For the period ended January 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities were as follows:

Acquiring Fund
Purchases	Sales
$357,691,803	$54,420,625
Acquired Fund
Purchases	Sales
$77,803,343	$89,522,511
Proceeds from Securities Sold Short	Cover Short Securities
$30,873,159	$36,678,935

For the period ended January 31, 2020, there were no purchases or sales of U.S. Government securities for the Funds.

During the period ended January 31, 2020, the Acquiring Fund purchased securities from an affiliated fund of Angel Oak Capital Advisors, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $95,484,673.

NOTE 10. CAPITAL STOCK

The combined pro forma net asset values per share assume that the issuance of FINS shares to VOF shareholders would have occurred at January 31, 2020 in connection with the proposed reorganization. The number of shares assumed to be received is equal to the net asset value of shares of VOF as of January 31, 2020, divided by the net asset value of FINS as of January 31, 2020. The pro forma number of shares outstanding, for the combined fund consists of the following:

Shares of FINS Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares of Acquiring Fund Post- Combination
11,519,934	3,902,204	15,422,138

NOTE 11. PRO FORMA OPERATING EXPENSES

The pro forma condensed combined statement of operations for the eight-month period ended January 31, 2020 as adjusted, giving effect to the Reorganization reflects the changes in expense of the Acquiring Fund as if the Reorganization were consummated on January 31, 2020. Although it is anticipated that here will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Management of the Funds has considered the effects the global COVID-19 pandemic crisis has had on financial markets around the world. The U.S. Federal Reserve Bank and other central banks have taken aggressive action to support worldwide markets, which Management believes will help restore confidence and improve liquidity over time. Management has concluded that the fundamental credit characteristics of the assets traded by the Funds continue to be sound and expects attractive relative-value investment opportunities in the future.

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 27, 2020

3344 PEACHTREE ROAD NE, SUITE 1725, ATLANTA, GEORGIA 30326

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

The undersigned hereby appoints Dory S. Black and Lu Chang as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of Angel Oak Financial Strategies Income Term Trust (the “Fund”) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 am Eastern time, on May 27, 2020 at the offices of Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This Proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any Proxy previously granted specifically in connection with the voting of the shares subject hereto. This Proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This Proxy is solicited on behalf of the Fund and Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

CONTROL #:
Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this Proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this Proxy Card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.  By Phone: Call Okapi Partners toll-free at: 855-208-8903 to vote with a live Proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2.  By Internet: Refer to your Proxy Card for the control number and go to: WWW.OKAPIVOTE.COM/ANGELOAK2020 and follow the simple on-screen instructions.

OR

3.  By Mail: Sign, Date, and Return this Proxy Card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

May 27, 2020

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED BELOW

	FOR	AGAINST	ABSTAIN

1.  To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Vivaldi Opportunities Fund, another closed-end fund, with and into the Fund

	☐	☐	☐

2. To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered Public accounting firm for the fiscal year ending January 31, 2021	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You may have received more than one Proxy Card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2020

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ANGELOAK

THANK YOU FOR VOTING